UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08216

PIMCO Strategic Income Fund, Inc.

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

William G. Galipeau —

1633 Broadway,

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-877-4626

Date of fiscal year end: January 31, 2015

Date of reporting period: July 31, 2014

ITEM 1: REPORT TO SHAREHOLDERS

PIMCO Strategic Income Fund, Inc. (formerly PIMCO Strategic Global Government Fund, Inc.)

Semi-Annual Report

July 31, 2014

2 – 3	Letter from Chairman of the Board & President
4	Fund Insights
5 – 6	Performance & Statistics
7 – 21	Schedule of Investments
22	Statement of Assets and Liabilities
23	Statement of Operations
24	Statement of Changes in Net Assets
25	Statement of Cash Flows
26 – 44	Notes to Financial Statements
45	Financial Highlights
46	Stockholder Meeting Results/Changes to Board of Directors/Proxy Voting Policies & Procedures
47 – 48	Changes to Fund Name, Investment Policies and Investment Objectives
49 – 58	Matters Relating to the Directors’ Consideration of the Investment Management and Portfolio Management Agreements

Letter from Chairman of the Board &

President

Hans W. Kertess

Chairman

Julian Sluyters

President & CEO*

Dear Stockholder:

After three years of generally moderate growth, the US economy contracted during the first quarter of 2014. However, this proved to be a temporary setback as the economy again expanded during the second quarter of the year. Longer-term bond yields declined, while shorter-term rates moved higher during the six months ended July 31, 2014.

Six Months in Review through July 31, 2014

For the six-month reporting period ended July 31, 2014, PIMCO Strategic Income Fund, Inc. (formerly PIMCO Strategic Global Government Fund, Inc.) (the “Fund”) returned 3.89% on net asset value (“NAV”) and 5.74% on market price. In contrast, US government bonds, measured by the Barclays Intermediate-Term US Treasury Index, returned 0.45% and the Barclays US Credit Index, which reflects corporate bond performance, gained 3.90%. The Barclays US Aggregate Bond Index, a measure of the broad US bond market, rose 2.16% and the Barclays US Intermediate Aggregate Bond Index, a broad measure of intermediate-term bonds, returned 1.35%. Mortgage-backed securities, represented by the Barclays Fixed Rate Mortgage-Backed Securities Index, increased 1.84%. US stocks, as measured by the Standard & Poor’s 500 Index, advanced 9.44%.

After several years of positive growth, severe winter weather in parts of the United States constrained the US economy in early 2014. Looking back, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a revised 3.5% annual pace during the fourth quarter of 2013, contracted at an annual pace of 2.1% during the first quarter of 2014 and then expanded at an estimated 4.2% annual pace during the second quarter of 2014.

The Federal Reserve (the “Fed”) maintained an accommodative monetary stance during the reporting period. Announcements and actions related to the reduction of the Fed’s monthly asset-purchase program contributed to bond-yield volatility during the December to May period. The markets have also been scrutinizing Fed statements related to when interest rates would begin to rise. In July, the Fed repeated that it would not raise rates in the near future, saying that it “likely will be appropriate to maintain the current target range for the federal funds rate for a considerable time after the asset purchase program ends, especially if projected inflation continues to run below the Committee’s 2 percent longer-run goal, and provided that longer-term inflation expectations remain well anchored.”

While inflation remains significantly lower than the European Central Bank (“ECB”) would like, growth in the euro zone continued. After six consecutive quarters of negative growth, the euro

2	Semi-Annual Report	| July 31, 2014

zone finally emerged from its recession during the second quarter of 2013. The region’s economy has now modestly expanded for four straight quarters. Supporting the region’s economy have been aggressive actions by the ECB. In June 2014, the ECB reduced its benchmark rate from 0.25% to 0.15%, a new record low.

Prime Minister Abe and the Bank of Japan also took a number of actions to bolster the Japanese economy and end its lengthy deflationary cycle. The country’s economy has now grown five consecutive quarters, with second quarter 2014 GDP growth being among the strongest when compared to other developed countries. However,

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this was partially driven by sharply higher consumer spending ahead of Japan’s April 1, 2014 sales tax increase. As such, there are questions whether the pace of its expansion is sustainable.

Outlook

Global growth dynamics remain little changed. We continue to forecast moderate global economic growth for the world economy in the region of 3.25% in 2014 as a whole, albeit now with heightened risks to the downside in the second half of the year. A brief world tour reveals the state of play in the major economies: the US leads the way, strengthening again as it emerges from a weaker weather-impacted first quarter; while Japan tackles the second-quarter shock to the economy from the sales tax increase with a reflationary economic policy. Finally, in Europe, the UK recovery is strengthening and drawing away from the euro zone, which remains on a more moderate growth path in 2014.

Please note, at the close of business on September 5, 2014, Pacific Investment Management Company LLC (“PIMCO”), previously the sub-adviser, replaced Allianz Global Investors Fund Management LLC as the investment manager. There are no changes to the investment professionals managing the Fund, nor will the Fund’s investment objective or investment process change.

For specific information on the Fund and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (844) 33PIMCO (844-337-4626). In addition, a wide range of information and resources is available on PIMCO’s website, pimco.com/closedendfunds.

Sincerely,

Hans W. Kertess	Julian Sluyters
Chairman	President & CEO*

* President & CEO through September 5, 2014.

July 31, 2014 |	Semi-Annual Report	3

Fund Insights

PIMCO Strategic Income Fund, Inc.

July 31, 2014 (unaudited)

For the six-month period ended July 31, 2014, PIMCO Strategic Income Fund, Inc. (formerly PIMCO Strategic Global Government Fund, Inc.) (the “Fund”) returned 3.89% on net asset value (“NAV”) and 5.74% on market price. On a NAV basis, the Fund outperformed the unmanaged Barclays US Aggregate Bond and Barclays US Intermediate Aggregate Bond Indices, which gained 2.16% and 1.35%, respectively, during the reporting period.

The US fixed income market experienced periods of volatility during the six-month reporting period ended July 31, 2014. This was triggered by a number of factors, including mixed economic data, Fed asset purchase tapering and numerous geopolitical issues. All told, short-term Treasury yields rose during the reporting period, whereas longer-term Treasury yields declined. Longer-term Treasury yields fell as investor risk aversion increased due to concerns about moderating global growth and uncertainties overseas. The benchmark 10-year Treasury bond began the reporting period yielding 2.67% and ended the period at 2.58%.

Sector positioning enhances the Fund’s performance

The Fund’s exposures to US agency mortgage-backed securities (“MBS”) and European MBS contributed to performance during the reporting period. These sectors continued to benefit from the strength in real estate prices, improving collateral performance and positive supply and demand technicals. The Fund’s exposure to US agency MBS was also rewarded as the sector was supported by declining interest rates, limited new issuance and relatively benign prepayment speeds. The Fund’s allocation to investment grade corporate bonds was additive for performance as well. The Fund’s focus on real estate and financial corporate bonds were among the largest contributors to results during the six-month reporting period. The Fund’s modest exposure to emerging market debt added to results, as spreads in the sector tightened amid a broad rally in credit assets during the reporting period. Elsewhere, the Fund’s duration positioning contributed to results amid the declining interest rate environment.

4	Semi-Annual Report	| July 31, 2014

Performance & Statistics

PIMCO Strategic Income Fund, Inc.

July 31, 2014 (unaudited)

Total Return(1):	Market Price	NAV
Six Month	5.74%	3.89%
1 Year	8.20%	10.02%
5 Year	14.93%	17.73%
10 Year	10.75%	10.63%
Commencement of Operations (2/24/94) to 7/31/14	9.41%	9.02%

Market Price/NAV Performance:

Commencement of Operations (2/24/94) to 7/31/14

Market Price/NAV:
Market Price	$10.20
NAV	$9.13
Premium to NAV	11.72%
Market Price Yield(2)	8.65%
Leverage Ratio(3)	35.15%

Moody’s Ratings*

(as a % of total investments)

July 31, 2014	| Semi-Annual Report	5

Performance & Statistics

PIMCO Strategic Income Fund, Inc.

July 31, 2014 (unaudited) (continued)

*Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined for purposes of this presentation by using ratings provided by Moody’s Investors Service, Inc. (“Moody’s”). The Fund uses ratings provided by Moody’s for this purpose, among other reasons, because of the access to background information and other materials provided by Moody’s, as well as the Fund’s consideration of industry practice. When a bond is not rated by Moody’s, it is designated in the chart above as “NR” for not rated. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change periodically, even as frequently as daily. Ratings assigned by Moody’s or another rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Fund, Pacific Investment Management Company LLC, the investment manager to the Fund, develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agencies or third-party research.

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund stock. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s stock, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and, once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per share (comprised of net investment income) by the market price per share at July 31, 2014.

(3) Represents Reverse Repurchase Agreements (“Leverage”) that may be outstanding, as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

6	Semi-Annual Report	| July 31, 2014

Schedule of Investments

PIMCO Strategic Income Fund, Inc.

July 31, 2014 (unaudited)

Principal Amount (000s)		Value
U.S. Government Agency Securities – 107.7%
	Fannie Mae,
$197	2.065%, 12/1/30, MBS (k)	$197,373
2	2.20%, 4/1/30, MBS (k)	1,623
12	2.25%, 9/1/28, MBS (k)	12,180
88	2.40%, 3/1/32, MBS (k)	88,672
8	2.415%, 2/1/32, MBS (k)	8,303
52	2.445%, 12/1/28, MBS (k)	52,471
59	2.45%, 11/1/27, MBS (k)	59,216
8,100	2.50%, 12/25/27, CMO, IO	830,289
70	2.625%, 3/1/31, MBS (k)	70,077
3	2.722%, 12/1/25, MBS (k)	2,726
169,000	3.00%, MBS, TBA, 30 Year (e)	165,511,029
5,000	3.50%, MBS, TBA, 30 Year (e)	5,092,804
29,000	4.00%, MBS, TBA, 30 Year (e)	30,400,722
501	4.25%, 11/25/24-3/25/33, CMO	538,025
1,367	4.50%, 9/1/23-8/1/41, MBS (i)	1,476,032
3,837	4.50%, 7/25/40, CMO (i)	4,039,526
4	5.00%, 12/1/18, MBS	4,247
23,403	5.00%, 1/25/38, CMO (i)	25,095,760
485	5.00%, 7/25/38, CMO	529,500
933	5.50%, 12/25/16-12/25/34, CMO	1,040,208
11,744	5.50%, 11/25/32-4/25/35, CMO (i)	12,812,177
60	5.75%, 6/25/33, CMO	65,948
2,500	5.807%, 8/25/43, CMO (i)	2,815,424
53	5.902%, 12/25/42, CMO (k)	59,375
570	6.00%, 2/25/17-9/25/31, CMO	625,438
286	6.00%, 12/1/32-2/1/33, MBS	323,413
16,718	6.00%, 12/1/32-6/1/40, MBS (i)	18,839,151
2,608	6.00%, 1/25/44, CMO (i)	2,936,003
29	6.363%, 10/25/42, CMO (k)	32,347
3,322	6.50%, 10/1/18-11/1/47, MBS	3,727,569
2,305	6.50%, 6/25/23-6/25/44, CMO	2,630,126
3,308	6.50%, 7/1/29-7/1/39, MBS (i)	3,757,762
5,280	6.50%, 3/25/32-9/25/42, CMO (i)	5,944,644
881	6.566%, 2/25/42, CMO (i)(k)	1,024,776
29	6.85%, 12/18/27, CMO	32,649
938	6.947%, 9/25/41, CMO (i)(k)	1,071,439
2,368	7.00%, 3/1/16-1/1/47, MBS	2,605,662
2,728	7.00%, 7/1/21-5/1/30, MBS (i)	3,007,948
942	7.00%, 6/18/27-2/25/44, CMO	1,068,247
1,376	7.00%, 3/25/45, CMO (i)	1,601,598
702	7.029%, 10/25/42, CMO (k)	804,250
260	7.50%, 6/1/17-5/1/32, MBS	274,064
210	7.50%, 5/1/22, MBS (i)	231,536
1,265	7.50%, 10/25/22-3/25/44, CMO	1,441,747
151	7.50%, 6/19/41, CMO (k)	176,915
1,453	7.50%, 6/25/44, CMO (i)	1,693,361
39	7.70%, 3/25/23, CMO	43,829

July 31, 2014	| Semi-Annual Report	7

Schedule of Investments

PIMCO Strategic Income Fund, Inc.

July 31, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
U.S. Government Agency Securities – 107.7% (continued)
$1,211	7.875%, 6/19/41, CMO (i)(k)	$1,355,785
132	8.00%, 9/25/21, CMO	153,592
334	8.00%, 1/1/22-6/1/32, MBS	375,202
261	8.00%, 7/1/31-10/1/31, MBS (i)	300,345
10	8.50%, 4/1/16, MBS	9,856
1,365	8.50%, 9/25/21-6/25/30, CMO	1,558,922
314	9.405%, 5/15/21, MBS	352,930
102	9.967%, 7/15/27, MBS	109,637
	Freddie Mac,
8	2.262%, 12/1/26, MBS (k)	7,788
39	2.374%, 9/1/31, MBS (k)	39,758
4	2.401%, 4/1/33, MBS (k)	4,526
3,000	4.00%, MBS, TBA, 30 Year (e)	3,148,125
18	5.00%, 2/15/24, CMO	19,790
5,628	5.50%, 4/1/39, MBS (i)	6,306,925
6,000	5.50%, 6/15/41, CMO (i)	6,741,513
1,538	6.00%, 9/15/16-3/15/35, CMO	1,672,376
542	6.00%, 4/1/17-2/1/34, MBS	593,256
170	6.00%, 4/1/17, MBS (i)	178,561
4,623	6.00%, 2/15/32, CMO (i)	5,068,866
745	6.362%, 7/25/32, CMO (k)	858,600
1,095	6.50%, 11/1/16-9/1/47, MBS	1,196,304
2,736	6.50%, 9/15/23-10/25/43, CMO	3,054,128
11,720	6.50%, 10/15/23-3/25/44, CMO (i)	13,261,891
78	6.50%, 9/25/43, CMO (k)	89,147
175	6.563%, 7/25/32, CMO (k)	199,322
606	6.90%, 9/15/23, CMO	679,316
288	6.95%, 7/15/21, CMO	324,949
1,862	7.00%, 9/1/14-1/1/37, MBS	2,038,656
929	7.00%, 8/1/21-1/1/36, MBS (i)	1,043,130
3,416	7.00%, 5/15/23-10/25/43, CMO	3,914,041
4,106	7.00%, 3/15/29, CMO (i)	4,710,406
647	7.50%, 1/1/16-3/1/37, MBS	697,313
1,004	7.50%, 5/15/24-2/25/42, CMO	1,140,181
2,872	7.50%, 8/1/24-5/1/32, MBS (i)	3,299,899
124	8.00%, 8/15/22-4/15/30, CMO	145,116
56	8.00%, 7/1/24-8/1/24, MBS	59,387
307	8.00%, 12/1/26, MBS (i)	344,784
	Ginnie Mae,
20,655	4.00%, 10/15/40, MBS (i)	21,904,810
319	6.00%, 4/15/29-12/15/38, MBS	359,781
3,512	6.00%, 7/15/37-11/15/38, MBS (i)	3,971,908
144	6.50%, 11/20/24-10/20/38, MBS	152,192
928	6.50%, 4/15/32-5/15/32, MBS (i)	1,074,772
30	6.50%, 6/20/32, CMO	34,142
82	7.00%, 4/15/24-6/15/26, MBS	86,567
707	7.50%, 1/15/17-3/15/29, MBS	753,964
614	7.50%, 9/15/26-1/15/29, MBS (i)	678,912

8	Semi-Annual Report	| July 31, 2014

Schedule of Investments

PIMCO Strategic Income Fund, Inc.

July 31, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
U.S. Government Agency Securities – 107.7% (continued)
$30	8.00%, 6/15/16-11/15/22, MBS	$30,683
13	8.50%, 10/15/16-2/15/31, MBS	13,870
249	9.00%, 6/15/16-1/15/20, MBS	261,320
	Small Business Administration Participation Certificates, ABS,
310	4.625%, 2/1/25	328,072
121	4.754%, 8/10/14	120,658
62	5.038%, 3/10/15	63,790
859	5.51%, 11/1/27	958,722
92	5.78%, 8/1/27	102,566
74	5.82%, 7/1/27	83,133
79	6.30%, 6/1/18	83,049
10	7.20%, 6/1/17	11,064
5	7.70%, 7/1/16	4,850
	Vendee Mortgage Trust, CMO,
284	6.50%, 3/15/29	325,250
190	6.75%, 2/15/26-6/15/26	217,750
3,826	7.50%, 9/15/30	4,334,307
Total U.S. Government Agency Securities (cost-$393,227,411)		405,708,636
Corporate Bonds & Notes – 44.8%
	Airlines – 1.3%
	United Air Lines Pass-Through Trust,
1,968	6.636%, 1/2/24	2,170,245
540	9.75%, 7/15/18 (i)	613,832
1,771	10.40%, 5/1/18 (i)	1,996,571
		4,780,648
	Banking – 17.9%
	Ally Financial, Inc.,
3,000	6.75%, 12/1/14	3,041,250
6,100	8.30%, 2/12/15	6,294,438
£1,300	Barclays Bank PLC, 14.00%, 6/15/19 (g)	2,995,887
	BPCE S.A. (g),
€50	9.00%, 3/17/15	69,530
300	9.25%, 4/22/15	419,527
$9,000	Citigroup, Inc., 5.00%, 9/15/14 (i)	9,045,792
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
€2,000	6.875%, 3/19/20	3,207,025
$4,166	11.00%, 6/30/19 (a)(d)(g)(i)	5,597,021
7,700	Discover Bank, 7.00%, 4/15/20	9,217,655
£800	DnB NOR Bank ASA, 6.012%, 3/29/17 (g)	1,438,431
$5,000	ICICI Bank Ltd., 5.75%, 11/16/20 (a)(d)	5,446,175
€300	LBG Capital No. 1 PLC, 7.625%, 10/14/20	444,354
	LBG Capital No. 2 PLC,
£2,600	15.00%, 12/21/19	6,386,837
€200	15.00%, 12/21/19	410,796
$13,000	Regions Financial Corp., 7.75%, 11/10/14	13,247,923
		67,262,641

July 31, 2014	| Semi-Annual Report	9

Schedule of Investments

PIMCO Strategic Income Fund, Inc.

July 31, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
Corporate Bonds & Notes – 44.8% (continued)
	Capital Markets – 2.9%
$11,009	Blackstone CQP Holdco LP, 9.296%, 3/18/19 (a)(b)(d)(j)
	(acquisition cost-$11,064,643; purchased 3/18/14-6/30/14)	$11,022,338
	Coal – 0.5%
2,100	Berau Coal Energy Tbk PT, 7.25%, 3/13/17 (a)(d)	2,044,875
	Diversified Financial Services – 10.3%
1,800	C10 Capital SPV Ltd., 6.722%, 12/29/49	1,791,000
	Cantor Fitzgerald L.P. (a)(d),
3,000	6.375%, 6/26/15	3,116,250
1,200	7.875%, 10/15/19	1,332,000
2,400	Exeter Finance Corp., 9.75%, 5/20/19 (a)(b)(d)(e)(f)(j)
	(acquisition cost-$2,352,000; purchased 5/15/14)	2,400,000
	Ford Motor Credit Co. LLC (i),
1,000	6.625%, 8/15/17	1,143,345
10,000	8.70%, 10/1/14	10,129,930
£3,000	General Electric Capital Corp., 6.50%, 9/15/67 (converts to FRN on 9/15/17) (i)	5,558,726
$4,000	HSBC Finance Corp., 6.676%, 1/15/21 (i)	4,773,404
2,000	International Lease Finance Corp., 6.75%, 9/1/16 (a)(d)	2,195,000
1,417	Jefferies LoanCore LLC, 6.875%, 6/1/20 (a)(d)	1,420,542
	Navient Corp.,
1,000	8.00%, 3/25/20	1,132,500
2,500	8.45%, 6/15/18	2,893,750
	Springleaf Finance Corp.,
500	6.50%, 9/15/17	536,250
500	6.90%, 12/15/17	542,500
		38,965,197
	Electric Utilities – 0.1%
	Illinois Power Generating Co.,
115	6.30%, 4/1/20	110,688
273	7.95%, 6/1/32	270,270
		380,958
	Engineering & Construction – 1.6%
2,000	Aeropuertos Dominicanos Siglo XXI S.A., 9.75%, 11/13/19 (a)(d)	1,940,000
4,198	Alion Science and Technology Corp., 12.00%, 11/1/14, PIK	4,189,957
		6,129,957
	Healthcare-Services – 0.4%
1,500	HCA, Inc., 9.00%, 12/15/14	1,539,375
	Household Products/Wares – 0.4%
1,300	Armored Autogroup, Inc., 9.25%, 11/1/18	1,358,500
	Insurance – 3.8%
	American International Group, Inc.,
6,300	5.85%, 1/16/18 (i)	7,140,792
£819	6.765%, 11/15/17 (i)	1,571,880
$1,000	8.25%, 8/15/18 (i)	1,231,682
£850	8.625%, 5/22/68 (converts to FRN on 5/22/18)	1,695,875
$2,600	Pinnacol Assurance, 8.625%, 6/25/34 (a)(b)(f)(j)
	(acquisition cost-$2,600,000; purchased 6/23/14)	2,622,959
		14,263,188

10	Semi-Annual Report	| July 31, 2014

Schedule of Investments

PIMCO Strategic Income Fund, Inc.

July 31, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
Corporate Bonds & Notes – 44.8% (continued)
	Lodging – 0.3%
	Caesars Entertainment Operating Co., Inc.,
$1,334	8.50%, 2/15/20 (i)	$1,173,920
66	9.00%, 2/15/20	55,275
		1,229,195
	Media – 0.4%
400	Clear Channel Communications, Inc., 9.00%, 3/1/21	415,000
1,000	Spanish Broadcasting System, Inc., 12.50%, 4/15/17 (a)(d)	1,107,500
		1,522,500
	Metal Fabricate/Hardware – 0.3%
860	Wise Metals Group LLC, 8.75%, 12/15/18 (a)(d)	926,650
	Oil, Gas & Consumable Fuels – 1.4%
240	Forbes Energy Services Ltd., 9.00%, 6/15/19	244,800
2,600	Gazprom OAO Via Gaz Capital S.A., 8.625%, 4/28/34	3,029,000
500	Petrobras International Finance Co. - Pifco, 7.875%, 3/15/19	578,000
1,250	Ras Laffan Liquefied Natural Gas Co., Ltd. III, 6.332%, 9/30/27 (b)	1,449,355
		5,301,155
	Paper & Forest Products – 0.0%
50	Millar Western Forest Products Ltd., 8.50%, 4/1/21	53,500
	Pipelines – 0.4%
300	NGPL PipeCo LLC, 7.768%, 12/15/37 (a)(d)	295,500
1,200	Rockies Express Pipeline LLC, 6.875%, 4/15/40 (a)(d)	1,200,000
		1,495,500
	Real Estate Investment Trust – 2.3%
3,000	Columbia Property Trust Operating Partnership L.P., 5.875%, 4/1/18 (i)	3,141,510
4,500	SL Green Realty Corp., 7.75%, 3/15/20	5,383,638
		8,525,148
	Retail – 0.5%
£400	Aston Martin Capital Ltd., 9.25%, 7/15/18	717,527
$904	CVS Pass-Through Trust, 7.507%, 1/10/32 (a)(d)	1,139,221
£20	Enterprise Inns PLC, 6.875%, 5/9/25	35,708
		1,892,456
	Transportation – 0.0%
$120	Western Express, Inc., 12.50%, 4/15/15 (a)(d)	102,300
Total Corporate Bonds & Notes (cost-$151,036,826)		168,796,081
Mortgage-Backed Securities – 40.1%
	Adjustable Rate Mortgage Trust, CMO (k),
1,285	2.518%, 7/25/35	1,237,059
2,817	2.753%, 8/25/35	2,662,993
45	Banc of America Mortgage Trust, 2.714%, 2/25/35, CMO (k)	44,747
2,833	Banc of America Re-Remic Trust, 5.686%, 4/24/49, CMO (a)(d)(k)	3,039,643
	BCAP LLC Trust, CMO (a)(d)(k),
211	0.356%, 7/26/36	157,596
43	2.59%, 6/26/35	38,234
130	2.599%, 10/26/33	111,877
574	5.014%, 3/26/36	586,083
555	Bear Stearns ALT-A Trust, 2.622%, 8/25/36, CMO (k)	421,368

July 31, 2014	| Semi-Annual Report	11

Schedule of Investments

PIMCO Strategic Income Fund, Inc.

July 31, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
Mortgage-Backed Securities – 40.1% (continued)
$2,676	Bear Stearns Commercial Mortgage Securities Trust, 7.00%, 5/20/30, CMO (k)	$2,932,560
€7,167	Celtic Residential Irish Mortgage Securitisation No. 9 PLC, 0.334%, 11/13/47, CMO (k)	9,038,313
£6,535	Celtic Residential Irish Mortgage Securitisation No. 11 PLC, 0.818%, 12/14/48, CMO (k)	10,206,067
$15	Citigroup Mortgage Loan Trust, Inc., 7.00%, 9/25/33, CMO	15,647
	Countrywide Alternative Loan Trust, CMO,
127	5.50%, 5/25/22	118,111
1,103	6.25%, 8/25/37	925,953
1,359	6.50%, 7/25/35	787,651
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
1,119	3.035%, 8/25/34 (k)	1,028,777
2,475	7.50%, 11/25/34 (a)(d)	2,689,882
390	7.50%, 6/25/35 (a)(d)	403,674
	Credit Suisse First Boston Mortgage Securities Corp., CMO,
242	1.305%, 3/25/34 (k)	219,333
900	7.00%, 2/25/34	974,337
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
2,306	5.695%, 9/15/40 (k)	2,533,624
1,706	6.50%, 3/25/36	1,245,344
6,770	Deutsche Mortgage Securities, Inc. Re-Remic Trust Certificates, 5.00%, 6/26/35, CMO (a)(d)(k)	6,828,709
€3,797	Emerald Mortgages No. 4 PLC, 0.333%, 7/15/48, CMO (k)	4,753,157
$238	GMACM Mortgage Loan Trust, 3.481%, 8/19/34, CMO (k)	228,429
1,600	GSAA Trust, 6.00%, 4/1/34, CMO	1,684,859
4,485	GSMPS Mortgage Loan Trust, CMO (a)(d),
	7.00%, 6/25/43	4,819,504
67	7.181%, 6/19/27 (k)	68,032
1,029	8.00%, 9/19/27 (k)	1,052,945
	GSR Mortgage Loan Trust, CMO,
988	0.485%, 12/25/34 (k)	902,801
444	0.495%, 12/25/34 (k)	426,353
2,622	5.072%, 11/25/35 (k)	2,609,519
3,069	5.50%, 11/25/35	3,015,655
485	6.50%, 1/25/34	516,075
	Harborview Mortgage Loan Trust, CMO (k),
2,330	0.526%, 10/19/33	2,256,877
2,003	4.625%, 6/19/36	1,408,559
4,000	JPMorgan Chase Commercial Mortgage Securities Trust, 5.637%, 3/18/51, CMO (a)(d)(k)	4,338,860
	JPMorgan Mortgage Trust, CMO,
4,472	2.659%, 10/25/36 (k)	4,024,500
112	5.50%, 8/25/22	111,490
973	5.50%, 6/25/37	916,171
270	Lehman Mortgage Trust, 5.00%, 8/25/21, CMO	264,694
3,038	Luminent Mortgage Trust, 0.325%, 12/25/36, CMO (k)	2,401,468
1,368	MASTR Adjustable Rate Mortgages Trust, 3.218%, 10/25/34, CMO (k)	1,248,535
	MASTR Alternative Loans Trust, CMO,
768	6.25%, 7/25/36	658,078
1,097	6.50%, 3/25/34	1,184,585
84	7.00%, 4/25/34	87,411

12	Semi-Annual Report	| July 31, 2014

Schedule of Investments

PIMCO Strategic Income Fund, Inc.

July 31, 2014 (unaudited) (continued)

Principal Amount (000s)			Value
Mortgage-Backed Securities – 40.1% (continued)
		MASTR Reperforming Loan Trust, CMO (a)(d),
$5,934		7.00%, 5/25/35	$5,665,453
3,100		7.50%, 7/25/35	3,128,556
—	*	Morgan Stanley Dean Witter Capital I, Inc. Trust, 5.50%, 4/25/17, CMO	227
		Newgate Funding, CMO (k),
€3,050		1.492%, 12/15/50	3,905,101
£4,200		1.558%, 12/15/50	6,912,522
€3,050		1.742%, 12/15/50	3,920,739
£3,450		1.808%, 12/15/50	5,401,198
		Nomura Asset Acceptance Corp., CMO (a)(d),
$1,648		7.00%, 10/25/34	1,730,480
4,460		7.50%, 3/25/34	4,789,634
4,944		7.50%, 10/25/34	5,316,316
		Residential Accredit Loans, Inc., CMO,
2,749		zero coupon, 6/25/46 (k)	1,290,100
3,022		6.00%, 8/25/35	2,694,099
		Residential Asset Mortgage Products, Inc., CMO,
1		6.50%, 4/25/34	1,313
89		7.00%, 8/25/16	89,049
806		8.50%, 10/25/31	914,486
1,253		8.50%, 11/25/31	1,304,600
400		Structured Adjustable Rate Mortgage Loan Trust, 2.517%, 3/25/34, CMO (k)	403,910
4,407		Structured Asset Mortgage Investments II Trust, 1.618%, 8/25/47, CMO (k)	3,979,256
4,018		Structured Asset Securities Corp. Mortgage Loan Trust, 7.50%, 10/25/36, CMO (a)(d)	3,739,045
1,786		UBS Commercial Mortgage Trust, 0.727%, 7/15/24, CMO (a)(d)(k)	1,785,386
575		WaMu Mortgage Pass-Through Certificates, 2.383%, 5/25/35, CMO (k)	577,278
		Washington Mutual MSC Mortgage Pass-Through Certificates Trust, CMO,
962		6.50%, 8/25/34	1,002,235
301		7.00%, 3/25/34	320,156
785		7.50%, 4/25/33	863,075
		Wells Fargo Mortgage-Backed Securities Trust, CMO (k),
646		2.614%, 6/25/35	653,901
1,517		2.615%, 4/25/36	1,470,156
81		2.622%, 4/25/36	79,318
1,936		5.688%, 10/25/36	1,899,382
Total Mortgage-Backed Securities (cost-$125,408,902)			151,063,110
U.S. Treasury Obligations – 33.8%
		U.S. Treasury Notes,
51,000		0.375%, 1/31/16	51,067,728
3,000		1.50%, 8/31/18 (h)	2,997,540
51,000		2.00%, 9/30/20 (h)	50,776,875
19,000		2.25%, 4/30/21 (h)	19,061,598
3,500		2.50%, 5/15/24	3,481,131
Total U.S. Treasury Obligations (cost-$127,776,895)			127,384,872

July 31, 2014	| Semi-Annual Report	13

Schedule of Investments

PIMCO Strategic Income Fund, Inc.

July 31, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
Senior Loans – 3.6%
	Aerospace & Defense – 0.1%
$497	Sequa Corp., 5.25%, 6/19/17, Term B (a)(c)	$492,189
	Electric Utilities – 3.2%
11,838	Energy Future Intermediate Holding Co. LLC, 4.25%, 6/19/16 (a)(c)	11,889,980
	Hotels/Gaming – 0.1%
250	Stockbridge SBE Holdings LLC, 13.00%, 5/2/17, Term B (a)(b)(c)(j)
	(acquisition cost-$413,698; purchased 7/10/12)	280,000
	Media – 0.2%
900	Clear Channel Communications, Inc., 6.905%, 1/30/19, Term D (a)(c)	885,844
Total Senior Loans (cost-$13,421,496)		13,548,013
Asset-Backed Securities – 2.4%
287	Access Financial Manufactured Housing Contract Trust, 7.65%, 5/15/21 (b)	228,592
	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates (k),
641	3.68%, 11/25/32	83,705
30	5.78%, 2/25/33	419
962	Bear Stearns Asset-Backed Securities I Trust, 0.63%, 9/25/34 (k)	932,292
	Conseco Finance Securitizations Corp.,
1,877	7.96%, 5/1/31	1,522,789
287	7.97%, 5/1/32	202,847
	Conseco Financial Corp.,
198	6.53%, 2/1/31 (k)	199,312
446	7.05%, 1/15/27	457,197
1,128	Credit-Based Asset Servicing and Securitization LLC, 6.02%, 12/25/37 (a)(d)	1,200,719
2,671	Green Tree, 8.97%, 4/25/38 (a)(d)(k)	2,865,624
1,000	Greenpoint Manufactured Housing, 8.30%, 10/15/26 (k)	1,081,354
420	Morgan Stanley Capital I, Inc. Trust, 0.335%, 1/25/36 (k)	417,438
30	Oakwood Mortgage Investors, Inc., 0.382%, 6/15/32 (k)	26,600
25	Residential Asset Mortgage Products, Inc., 8.50%, 12/25/31	23,447
Total Asset-Backed Securities (cost-$8,838,973)		9,242,335
Sovereign Debt Obligations – 0.5%
	Costa Rica – 0.2%
700	Costa Rica Government International Bond, 7.00%, 4/4/44 (a)(d)	736,750
	Indonesia – 0.2%
700	Indonesia Government International Bond, 6.75%, 1/15/44 (a)(d)	837,375
	Ireland – 0.1%
200	VEB Finance PLC for Vnesheconombank, 5.375%, 2/13/17 (a)(d)	198,500
Total Sovereign Debt Obligations (cost-$1,591,189)		1,772,625
Municipal Bonds – 0.4%
	West Virginia – 0.4%
1,750	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A (cost-$1,648,536)	1,501,920

Shares
Common Stock – 0.1%
	Oil, Gas & Consumable Fuels – 0.1%
3,881	SemGroup Corp., Class A (cost-$100,906)	299,147

14	Semi-Annual Report	| July 31, 2014

Schedule of Investments

PIMCO Strategic Income Fund, Inc.

July 31, 2014 (unaudited) (continued)

Units		Value
Warrants – 0.1%
	Engineering & Construction – 0.0%
3,675	Alion Science and Technology Corp., strike price $0.01, expires 3/15/17 (a)(d)(m)	$37
	Oil, Gas & Consumable Fuels – 0.1%
4,085	SemGroup Corp., strike price $25.00, expires 11/30/14 (m)	225,042
Total Warrants (cost-$18,419)		225,079

Principal Amount (000s)
Short-Term Investments – 2.9%
	U.S. Treasury Obligations (h)(i)(l) – 2.4%
$9,244	U.S. Treasury Bills, 0.043%-0.101%, 10/9/14-3/5/15 (cost-$9,242,427)	9,242,427
	Repurchase Agreements – 0.5%
1,200	Citigroup Global Markets, Inc., dated 7/31/14, 0.13%, due 8/1/14, proceeds $1,200,004; collateralized by U.S. Treasury Notes, 0.875%, due 7/31/19, valued at $1,229,113 including accrued interest	1,200,000
674	State Street Bank and Trust Co., dated 7/31/14, 0.00%, due 8/1/14, proceeds $674,000; collateralized by U.S. Treasury Notes, 0.625%, due 8/15/16, valued at $687,569 including accrued interest	674,000
Total Repurchase Agreements (cost-$1,874,000)		1,874,000
	U.S. Government Agency Securities – 0.0%
100	Fannie Mae Discount Notes, 0.142%, 6/1/15 (l) (cost-$99,882)	99,882
Total Short-Term Investments (cost-$11,216,309)		11,216,309
Total Investments (cost-$834,285,862) – 236.4%		890,758,127
Liabilities in excess of other assets – (136.4)%		(514,001,158)
Net Assets – 100.0%		$376,756,969

Notes to Schedule of Investments:

*	Principal amount less than $500.

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $113,585,258, representing 30.1% of net assets.

(b)	Illiquid.

(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on July 31, 2014.

(d)	144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	When-issued or delayed-delivery. To be settled/delivered after July 31, 2014.

(f)	Fair-Valued–Securities with an aggregate value of $5,022,959, representing 1.3% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

July 31, 2014	| Semi-Annual Report	15

Schedule of Investments

PIMCO Strategic Income Fund, Inc.

July 31, 2014 (unaudited) (continued)

(g)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(h)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(i)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(j)	Restricted. The aggregate acquisition cost of such securities is $16,430,341. The aggregate value is $16,325,297, representing 4.3% of net assets.

(k)	Variable or Floating Rate Security–Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on July 31, 2014.

(l)	Rates reflect the effective yields at purchase date.

(m)	Non-income producing.

(n)	Futures contracts outstanding at July 31, 2014:

	Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Depreciation
Long:	2-Year U.S. Treasury Note Futures	138	$30,280	9/30/14	$(41,089)

(o)	Credit default swap agreements outstanding at July 31, 2014:

OTC sell protection swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(1)	Credit Spread	Termination Date	Payments Received	Value(2)	Upfront Premiums Received	Unrealized Appreciation
Bank of America:
Republic of Indonesia Government International Bond	$600	1.38%	6/20/19	1.00%	$(9,977)	$(20,164)	$10,187
Deutsche Bank:
Republic of Indonesia Government International Bond	1,200	1.38%	6/20/19	1.00%	(19,955)	(42,376)	22,421
JPMorgan Chase:
Republic of Indonesia Government International Bond	1,200	1.38%	6/20/19	1.00%	(19,954)	(40,165)	20,211

					$(49,886)	$(102,705)	$52,819

(1)	This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at July 31, 2014 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(p)	Interest rate swap agreements outstanding at July 31, 2014:

Centrally cleared swap agreements:

	Notional Amount (000s)	Termination Date	Rate Type		Value	Unrealized Appreciation (Depreciation)
Broker (Exchange)			Payments Made	Payments Received
Deutsche Bank (CME)	$144,000	6/18/24	3.00%	3-Month USD-LIBOR	$(4,502,396)	$(4,430,396)
Goldman Sachs (CME)	123,000	12/17/19	2.25%	3-Month USD-LIBOR	(746,888)	(90,068)
Goldman Sachs (CME)	144,000	6/18/24	3-Month USD-LIBOR	3.00%	4,502,395	1,046,396
Morgan Stanley (CME)	CAD11,200	6/19/24	3-Month USD-LIBOR	3.30%	668,229	148,062

16	Semi-Annual Report	| July 31, 2014

Schedule of Investments

PIMCO Strategic Income Fund, Inc.

July 31, 2014 (unaudited) (continued)

	Notional Amount (000s)	Termination Date	Rate Type		Value	Unrealized Appreciation (Depreciation)
Broker (Exchange)			Payments Made	Payments Received
Morgan Stanley (CME)	$146,400	12/17/24	3.00%	3-Month USD-LIBOR	$(2,074,993)	$(1,221,481)
Morgan Stanley (CME)	CAD4,900	6/20/44	3.50%	3-Month USD-LIBOR	(311,917)	(137,283)

					$(2,465,570)	$(4,684,770)

(q)	Forward foreign currency contracts outstanding at July 31, 2014:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value July 31, 2014	Unrealized Appreciation (Depreciation)
Purchased:
290,000 British Pound settling 9/11/14	Bank of America	$491,567	$489,456	$(2,111)
1,087,000 British Pound settling 9/11/14	Barclays Bank	1,858,738	1,834,618	(24,120)
247,000 British Pound settling 9/11/14	BNP Paribas	422,095	416,882	(5,213)
19,835,162 Euro settling 8/5/14	Bank of America	26,650,523	26,560,360	(90,163)
Sold:
22,382 British Pound settling 9/11/14	Bank of America	38,000	37,775	225
22,876,973 British Pound settling 9/11/14	Barclays Bank	38,399,206	38,611,320	(212,114)
22,202 British Pound settling 9/11/14	Barclays Bank	38,000	37,471	529
22,423 British Pound settling 9/11/14	Credit Suisse First Boston	38,000	37,845	155
66,216 British Pound settling 9/11/14	Deutsche Bank	113,000	111,759	1,241
133,585 British Pound settling 9/11/14	Goldman Sachs	227,000	225,463	1,537
38,000 Canadian Dollar settling 9/18/14	Barclays Bank	34,937	34,812	125
40,755 Canadian Dollar settling 9/18/14	Credit Suisse First Boston	37,999	37,335	664
19,835,000 Euro settling 9/3/14	Bank of America	26,651,734	26,562,556	89,178
111,650 Euro settling 8/5/14	Barclays Bank	151,000	149,505	1,495
19,472,000 Euro settling 8/5/14	Deutsche Bank	26,467,608	26,074,067	393,541
167,688 Euro settling 8/5/14	Goldman Sachs	228,000	224,544	3,456
83,824 Euro settling 8/5/14	JPMorgan Chase	114,000	112,245	1,755

				$160,180

(r)	At July 31, 2014, the Fund held $1,190,000 in cash as collateral and pledged cash collateral of $148,805 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(s)	Open reverse repurchase agreements at July 31, 2014:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	0.625%	2/26/14	8/26/14	$1,651,461	$1,647,000
BNP Paribas	0.23	7/18/14	8/21/14	37,107,319	37,104,000
	0.34	7/2/14	8/4/14	5,983,695	5,982,000
	0.34	7/31/14	9/3/14	5,982,000	5,982,000
Deutsche Bank	0.20	7/14/14	8/12/14	23,637,364	23,635,000
	0.21	7/14/14	8/12/14	27,863,925	27,861,000
	0.29	7/7/14	8/11/14	4,192,844	4,192,000
	0.29	7/14/14	8/12/14	22,858,314	22,855,000
	0.29	7/21/14	8/25/14	4,444,394	4,444,000
	0.29	7/29/14	8/29/14	3,593,087	3,593,000
	0.34	7/1/14	8/5/14	7,144,091	7,142,000
	0.34	7/23/14	8/26/14	4,980,423	4,980,000
	0.50	6/4/14	9/4/14	4,658,750	4,655,000
	0.52	5/15/14	8/15/14	12,955,580	12,941,000
	0.59	5/15/14	8/15/14	606,775	606,000
	0.59	6/4/14	9/4/14	1,857,764	1,856,000
	1.50	7/15/14	7/14/16	1,124,000	1,124,000

July 31, 2014	| Semi-Annual Report	17

Schedule of Investments

PIMCO Strategic Income Fund, Inc.

July 31, 2014 (unaudited) (continued)

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Goldman Sachs	0.19%	7/14/14	8/12/14	$13,109,245	$13,108,000
	0.20	7/10/14	8/7/14	167,020	167,000
Royal Bank of Canada	0.45	5/6/14	8/6/14	7,536,187	7,528,000
UBS	0.43	5/21/14	8/19/14	5,883,055	5,878,000
	0.85	7/15/14	10/15/14	6,909,199	6,906,440

					$204,186,440

(t)	The weighted average daily balance of reverse repurchase agreements during the six months ended July 31, 2014 was $201,807,302, at a weighted average interest rate of 0.31%. Total value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at July 31, 2014 was $213,307,464.

At July 31, 2014, the Fund held U.S. Treasury Obligations valued at $4,610,237 as collateral for open reverse repurchase agreements. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

(u)	The weighted average borrowing for sale-buybacks during the six months ended July 31, 2014 was $126,688,859 at a weighted average interest rate of 0.08%.

(v)	Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 7/31/14
Investments in Securities – Assets
U.S. Government Agency Securities	$–	$405,708,636	$–	$405,708,636
Corporate Bonds & Notes:
Airlines	–	–	4,780,648	4,780,648
Diversified Financial Services	–	36,565,197	2,400,000	38,965,197
Insurance	–	11,640,229	2,622,959	14,263,188
All Other	–	110,787,048	–	110,787,048
Mortgage-Backed Securities	–	151,063,110	–	151,063,110
U.S. Treasury Obligations	–	127,384,872	–	127,384,872
Senior Loans:
Hotels/Gaming	–	–	280,000	280,000
All Other	–	13,268,013	–	13,268,013
Asset-Backed Securities	–	9,242,335	–	9,242,335
Sovereign Debt Obligations	–	1,772,625	–	1,772,625
Municipal Bonds	–	1,501,920	–	1,501,920
Common Stock	299,147	–	–	299,147
Warrants:
Engineering & Construction	–	37	–	37
Oil, Gas & Consumable Fuels	225,042	–	–	225,042
Short-Term Investments	–	11,216,309	–	11,216,309
	524,189	880,150,331	10,083,607	890,758,127
Other Financial Instruments* – Assets
Credit Contracts	–	52,819	–	52,819
Foreign Exchange Contracts	–	493,901	–	493,901
Interest Rate Contracts	–	1,194,458	–	1,194,458
	–	1,741,178	–	1,741,178
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	–	(333,721)	–	(333,721)
Interest Rate Contracts	(41,089)	(5,879,228)	–	(5,920,317)
	(41,089)	(6,212,949)	–	(6,254,038)
Totals	$483,100	$875,678,560	$10,083,607	$886,245,267

18	Semi-Annual Report	| July 31, 2014

Schedule of Investments

PIMCO Strategic Income Fund, Inc.

July 31, 2014 (unaudited) (continued)

At July 31, 2014, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended July 31, 2014, was as follows:

	Beginning Balance 1/31/14	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 7/31/14
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	$5,298,976	$ –	$(480,200)	$(3,583)	$(5,570)	$(28,975)	$ –	$ –	$4,780,648
Diversified Financial Services	–	2,352,000	–	1,486	–	46,514	–	–	2,400,000
Insurance	–	2,600,000	–	–	–	22,959	–	–	2,622,959
Senior Loans:
Hotels/Gaming	273,750	–	–	226	–	6,024	–	–	280,000
Totals	$5,572,726	$4,952,000	$(480,200)	$(1,871)	$(5,570)	$46,522	$ –	$ –	$10,083,607

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at July 31, 2014.

	Ending Balance at 7/31/14	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Corporate Bonds & Notes	$4,780,648	Third-Party Pricing Vendor	Single Broker Quote	$110.25 – $113.75
	2,622,959	Benchmark Pricing	Security Price Reset	$100.88
	2,400,000	Analytical Model	Broker Quotes	$100.00
Senior Loans	280,000	Third-Party Pricing Vendor	Single Broker Quote	$112.00

*	Other financial instruments are derivatives, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

The net change in unrealized appreciation/depreciation of Level 3 investments held at July 31, 2014, was $97,301. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

(w)	The following is a summary of the derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Assets and Liabilities at July 31, 2014:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of OTC swaps	$–	$52,819	$–	$52,819
Receivable for variation margin on centrally cleared swaps**	446,322	–	–	446,322
Receivable for variation margin on futures contracts*	15,094	–	–	15,094
Unrealized appreciation of forward foreign currency contracts	–	–	493,901	493,901
Total asset derivatives	$461,416	$52,819	$493,901	$1,008,136
Liability derivatives:
Payable for variation margin on centrally cleared swaps**	$(173,388)	$–	$–	$(173,388)
Unrealized depreciation of forward foreign currency contracts	–	–	(333,721)	(333,721)
Total liability derivatives	$(173,388)	$–	$(333,721)	$(507,109)

*	Included in net unrealized depreciation of $41,089 on futures contracts as reported in note (n) of the Notes to Schedule of Investments.

**	Included in net unrealized depreciation of $4,684,770 on centrally cleared swaps as reported in note (p) of the Notes to Schedule of Investments.

July 31, 2014	| Semi-Annual Report	19

Schedule of Investments

PIMCO Strategic Income Fund, Inc.

July 31, 2014 (unaudited) (continued)

The effect of derivatives on the Statement of Operations for the six months ended July 31, 2014:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Futures contracts	$51,427	$–	$–	$51,427
Swaps	8,703,486	6,067	–	8,709,553
Foreign currency transactions (forward foreign currency contracts)	–	–	(551,728)	(551,728)
Total net realized gain (loss)	$8,754,913	$6,067	$(551,728)	$8,209,252
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(41,089)	$–	$–	$(41,089)
Swaps	(14,186,636)	52,819	–	(14,133,817)
Foreign currency transactions (forward foreign currency contracts)	–	–	(226,140)	(226,140)
Total net change in unrealized appreciation/depreciation	$(14,227,725)	$52,819	$(226,140)	$(14,401,046)

The average volume (measured at each fiscal quarter-end) of derivative activity during the six months ended July 31, 2014:

Futures Contracts(1)	Forward Foreign Currency Contracts (2)		Credit Default Swap Agreements(3)	Interest Rate Swap Agreements(3)
Long	Purchased	Sold	Sell
$92	$32,444,119	$93,426,001	$2,000	$333,367	CAD5,367

(1)	Number of contracts

(2)	U.S. $ Value on origination date

(3)	Notional Amount (in thousands)

Financial Assets and Derivative Assets, and Collateral Received at July 31, 2014:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Paid (Received)		Net Amount
Foreign Currency Exchange Contracts
Bank of America	$89,403	$(89,403)	$–		$–
Barclays Bank	2,149	(2,149)	–		–
Credit Suisse First Boston	819	–	(819	)†	–
Deutsche Bank	394,782	–	(300,000)		94,782
Goldman Sachs	4,993	–	–		4,993
JPMorgan Chase	1,755	–	–		1,755
Swaps
Bank of America	10,187	(2,871)	(7,316	)#	–
Deutsche Bank	22,421	–	(22,421	)#	–
JPMorgan Chase	20,211	–	(20,211	)#	–
Totals	$546,720	$(94,423)	$(350,767)		$101,530

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Financial Assets Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset		Net Amount
Repurchase Agreement
Citigroup Global Markets	$1,200,000	$(1,200,000	)†	$–
State Street Bank & Trust Co.	674,000	(674,000	)†	–

20	Semi-Annual Report	| July 31, 2014

Schedule of Investments

PIMCO Strategic Income Fund, Inc.

July 31, 2014 (unaudited) (continued)

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Financial Assets Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Net Amount
Mortgage Dollar Roll Contracts
Barclays Bank	$22,196,015	$(22,132,031)	$63,984
Credit Suisse First Boston	6,331,055	(6,313,125)	17,930
Deutsche Bank	2,111,563	(2,105,625)	5,938
Totals	$32,512,633	$(32,424,781)	$87,852

Financial Liabilities and Derivative Liabilities, and Collateral Pledged at July 31, 2014:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
Bank of America	$92,274	$(92,274)	$–	$–
Barclays Bank	236,234	(236,234)††	–	–
BNP Paribas	5,213	–	–	5,213
Totals	$333,721	$(328,508)	$–	$5,213

Counterparty	Gross Financial Liability Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset		Collateral	Net Amount
Reverse Repurchase Agreements
Barclays Bank	$1,651,461	$(1,651,461	)†††	$–	$–
BNP Paribas	49,073,014	(49,073,014	)†††	–	–
Deutsche Bank	119,917,311	(119,917,311	)†††	–	–
Goldman Sachs	13,276,265	(13,276,265	)†††	–	–
Royal Bank of Canada	7,536,187	(7,536,187	)†††	–	–
UBS	12,792,254	(12,792,254	)†††	–	–
Mortgage Dollar Roll Contracts
Barclays Bank	22,132,031	(22,132,031)		–	–
Credit Suisse First Boston	6,313,125	(6,313,125)		–	–
Deutsche Bank	2,105,625	(2,105,625)		–	–
Sale-Buyback					–
Goldman Sachs	111,593,494	–		(111,579,512)	13,982
Totals	$346,390,767	$(234,797,273)		$(111,579,512)	$13,982

†	The actual collateral received is greater than the amount shown due to over collateralization.

††	The actual collateral pledged is greater than the amount shown due to over collateralization.

†††	The amount includes interest payable for Reverse Repurchase Agreements.

#	The amount includes upfront premiums received.

Glossary:

ABS	-	Asset-Backed Securities
	£-	British Pound
CAD	-	Canadian Dollar
CME	-	Chicago Mercantile Exchange
CMO	-	Collateralized Mortgage Obligation
	€-	Euro
FRN	-	Floating Rate Note

IO	-	Interest Only
LIBOR	-	London Inter-Bank Offered Rate
MBS	-	Mortgage-Backed Securities
OTC	-	Over-the-Counter
PIK	-	Payment-in-Kind
TBA	-	To Be Announced

See accompanying Notes to Financial Statements	| July 31, 2014 |	Semi-Annual Report	21

Statement of Assets and Liabilities

PIMCO Strategic Income Fund, Inc.

July 31, 2014 (unaudited)

Assets:
Investments, at value (cost-$834,285,862)	$890,758,127
Cash	1,235,683
Foreign currency, at value (cost-$343,081)	336,473
Receivable for mortgage dollar rolls	30,638,633
Unsettled reverse repurchase agreements	5,982,000
Interest receivable	4,912,720
Unrealized appreciation of forward foreign currency contracts	493,901
Receivable for variation margin on centrally cleared swaps	446,322
Deposits with brokers for derivatives collateral	148,805
Unrealized appreciation of OTC swaps	52,819
Receivable for variation margin on futures contracts	15,094
Receivable for investments sold	440
Receivable for principal paydowns	349
Prepaid expenses	17,261
Total Assets	935,038,627

Liabilities:
Payable for investments purchased	206,070,449
Payable for reverse repurchase agreements	204,186,440
Payable for sale-buyback financing transactions	111,593,494
Payable for mortgage dollar rolls	30,550,781
Dividends payable to stockholders	3,302,326
Payable to brokers for cash collateral received	1,190,000
Unrealized depreciation of forward foreign currency contracts	333,721
Investment management fees payable	272,454
Payable for variation margin on centrally cleared swaps	173,388
Swap premiums received	102,705
Interest payable for reverse repurchase agreements	60,052
Payable to broker	13,594
Interest payable for cash collateral received	10
Accrued expenses and other liabilities	432,244
Total Liabilities	558,281,658
Net Assets	$376,756,969

Composition of Net Assets:
Common Stock:
Par value ($0.00001 per share, applicable to 41,279,071 shares issued and outstanding)	$413
Paid-in-capital in excess of par	429,655,893
Dividends in excess of net investment income	(2,014,456)
Accumulated net realized loss	(102,940,294)
Net unrealized appreciation	52,055,413
Net Assets	$376,756,969
Net Asset Value Per Share	$9.13

22	Semi-Annual Report	| July 31, 2014 |	See accompanying Notes to Financial Statements

Statement of Operations

PIMCO Strategic Income Fund, Inc.

Six Months ended July 31, 2014 (unaudited)

Investment Income:
Interest	$20,362,779
Dividends	1,785
Miscellaneous	159,032
Total Investment Income	20,523,596

Expenses:
Investment management	1,592,316
Interest	365,835
Custodian and accounting agent	102,992
Audit and tax services	50,466
Stockholder communications	34,763
Legal	22,099
New York Stock Exchange listing	16,922
Transfer agent	13,776
Directors	10,966
Insurance	7,684
Miscellaneous	3,364
Total Expenses	2,221,183

Net Investment Income	18,302,413

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,587,728
Futures contracts	51,427
Swaps	8,709,553
Foreign currency transactions	(541,950)
Net change in unrealized appreciation/depreciation of:
Investments	(2,097,185)
Securities sold short	124,688
Futures contracts	(41,089)
Swaps	(14,133,817)
Foreign currency transactions	(122,512)
Net realized and change in unrealized loss	(3,463,157)
Net Increase in Net Assets Resulting from Investment Operations	$14,839,256

See accompanying Notes to Financial Statements	| July 31, 2014 |	Semi-Annual Report	23

Statement of Changes in Net Assets

PIMCO Strategic Income Fund, Inc.

	Six Months ended July 31, 2014 (unaudited)	Year ended January 31, 2014
Investment Operations:
Net investment income	$18,302,413	$40,241,977
Net realized gain (loss)	12,806,758	(3,219,443)
Net change in unrealized appreciation/depreciation	(16,269,915)	(8,936,251)
Net increase in net assets resulting from investment operations	14,839,256	28,086,283

Dividends to Stockholders from Net Investment Income	(19,775,296)	(45,350,648)

Capital Stock Transactions:
Reinvestment of dividends	1,930,982	4,709,726
Total decrease in net assets	(3,005,058)	(12,554,639)

Net Assets:
Beginning of period	379,762,027	392,316,666
End of period*	$376,756,969	$379,762,027
*Including dividends in excess of net investment income of:	$(2,014,456)	$(541,573)

Shares Issued in Reinvestment of Dividends	193,211	463,809

24	Semi-Annual Report	| July 31, 2014 |	See accompanying Notes to Financial Statements

Statement of Cash Flows

PIMCO Strategic Income Fund, Inc.

Six Months ended July 31, 2014 (unaudited)

Increase in Cash and Foreign Currency from:

Cash Flows provided by Operating Activities:
Net increase in net assets resulting from investment operations	$14,839,256

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash provided by Operating Activities:
Purchases of long-term investments	(188,577,794)
Proceeds from sales of long-term investments	262,930,157
Purchases of short-term portfolio investments, net	(8,454,181)
Net change in unrealized appreciation/depreciation	16,269,915
Net realized gain	(12,806,758)
Net amortization/accretion on investments	(596,076)
Payments for securities sold short	(25,623,750)
Decrease in receivable for investments sold	56,039,424
Decrease in interest receivable	373,444
Decrease in receivable for mortgage dollar rolls	1,941,191
Increase in receivable for principal paydown	(153)
Proceeds from futures contracts transactions	(4,756)
Decrease in deposits with brokers for derivatives collateral	3,633,195
Increase in prepaid expenses	(9,576)
Decrease in payable for investments purchased	(62,643,346)
Decrease in payable to brokers for cash collateral received	(2,970,000)
Decrease in payable for mortgage dollar rolls	(1,933,594)
Net cash used for swap transactions	(6,234,608)
Net cash used for foreign currency transactions	(438,321)
Decrease in interest payable for reverse repurchase agreements	(29,671)
Increase in investment management fees payable	1,100
Decrease in interest payable on cash collateral received	(29)
Decrease in accrued expenses and other liabilities	(101,229)
Net cash provided by operating activities	45,603,840

Cash Flows used for Financing Activities:
Payments for reverse repurchase agreements	(1,063,678,818)
Proceeds on reverse repurchase agreements	1,020,833,390
Decrease in unsettled reverse repurchase agreements	529,000
Cash dividends paid (excluding reinvestment of dividends of $1,930,982)	(17,823,884)
Net proceeds on mortgage dollar rolls	321,119
Proceeds on sale-buyback financing transactions	5,266,894,925
Payments for sale-buyback financing transactions	(5,251,376,406)
Net cash used for financing activities	(44,300,674)
Net increase in cash and foreign currency	1,303,166
Cash and foreign currency, at beginning of period	268,990
Cash and foreign currency, at end of period	$1,572,156

* Cash paid for interest primarily related to participation in reverse repurchase agreement transactions was $395,535.

See accompanying Notes to Financial Statements	| July 31, 2014 |	Semi-Annual Report	25

Notes to Financial Statements

PIMCO Strategic Income Fund, Inc.

July 31, 2014 (unaudited)

1. Organization and Significant Accounting Policies

PIMCO Strategic Income Fund, Inc. (formerly, PIMCO Strategic Global Government Fund, Inc.) (the “Fund”) commenced operations on February 24, 1994. The Fund is organized as a Maryland corporation and registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The Fund is classified and managed as a diversified fund. At July 31, 2014, Allianz Global Investors Fund Management LLC (“AGIFM” or the “Investment Manager”) and Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”) served as the Fund’s investment manager and sub-adviser, respectively, during the reporting period and are indirect, subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has authorized 500 million shares of common stock with $0.00001 par value.

Effective at the close of business on September 5, 2014, the Fund entered into a new investment management agreement (the “Agreement”) with PIMCO, pursuant to which PIMCO replaced AGIFM as the investment manager to the Fund. Under the Agreement, PIMCO will continue to provide the day-to-day portfolio management services it provided to the Fund as its sub-adviser and also has assumed responsibility for providing the supervisory and administrative services previously provided by AGIFM to the Fund as its investment manager. The same investment professionals that were responsible for managing the Fund’s portfolio prior to the transition have continued to do so following the transition. PIMCO personnel have replaced AGIFM personnel as Fund officers and in other roles to provide and oversee the administrative, accounting/financial reporting, compliance, legal, marketing, transfer agency, shareholder servicing and other services required for the daily operations of the Fund. Please see “Investment Manager/Sub-Adviser” below for additional information.

The Fund’s primary investment objective is to generate a level of income that is higher than that generated by high-quality, intermediate-term U.S. debt securities. The Fund also seeks capital appreciation to the extent consistent with this objective. There can be no assurance that the Fund will meet its stated objective.

The preparation of the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established

26	Semi-Annual Report	| July 31, 2014

Notes to Financial Statements

PIMCO Strategic Income Fund, Inc.

July 31, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps and exchange-traded futures are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Directors (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and Sub-Adviser. The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premium or discount based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold,

July 31, 2014	| Semi-Annual Report	27

Notes to Financial Statements

PIMCO Strategic Income Fund, Inc.

July 31, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

and these differences could be material to the Fund’s financial statements. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

■	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access
■	Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
■	Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the six months ended July 31, 2014 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock) – Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations – U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to

28	Semi-Annual Report	| July 31, 2014

Notes to Financial Statements

PIMCO Strategic Income Fund, Inc.

July 31, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities – Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds – Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations – Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations – Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such

July 31, 2014	| Semi-Annual Report	29

Notes to Financial Statements

PIMCO Strategic Income Fund, Inc.

July 31, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts – Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps – Credit default swaps traded over-the-counter (“OTC”) are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps – OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans – Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads and credit spreads. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Dividend income is recorded on the ex-dividend date. Facility fees and other fees received after the settlement date relating to senior loans are

30	Semi-Annual Report	| July 31, 2014

Notes to Financial Statements

PIMCO Strategic Income Fund, Inc.

July 31, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

recorded as miscellaneous income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Fund’s tax positions for all open tax years. As of July 31, 2014, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken. The Fund’s federal income tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions

The Fund declares dividends from net investment income to stockholders monthly. Distributions of net realized capital gains, if any, are paid at least annually. The Fund records dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to stockholders from return of capital. The Fund may engage in investment strategies, including the use of derivatives, to, among other things, generate current, distributable income without regard to possible declines in the Fund’s net asset value. The Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains for distributions even in situations when the Fund has experienced a decline in net assets, including losses due to adverse changes in securities markets or the Fund’s portfolio of investments, including derivatives.

(f) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on

July 31, 2014	| Semi-Annual Report	31

Notes to Financial Statements

PIMCO Strategic Income Fund, Inc.

July 31, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Senior Loans

The Fund may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(h) Mortgage Dollar Rolls

Mortgage dollar rolls involve the Fund selling securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type, same or similar interest and maturity) securities on a specified future date. The difference between the selling price and future purchase price is an adjustment to interest income on the Statement of Operations. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund accounts for rolls as financing transactions. The Fund’s dollar roll transactions are intended to enhance the Fund’s yield by earning a spread between the yield on the underlying mortgage securities and short-term interest rates. At July 31, 2014, $287,060 in dollar roll commitments were outstanding. This balance is included in accrued expenses and other liabilities on the Fund’s Statement of Assets and Liabilities.

(i) Repurchase Agreements

The Fund is a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Fund enters into transactions, under the terms of the Master Repo Agreements, with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements, and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

32	Semi-Annual Report	| July 31, 2014

Notes to Financial Statements

PIMCO Strategic Income Fund, Inc.

July 31, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(j) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. To the extent the Fund does not cover its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Fund’s uncovered obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreements may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(k) When-Issued/Delayed-Delivery Transactions

When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the

Fund will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(l) Sale-Buybacks

The Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and the counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the

July 31, 2014	| Semi-Annual Report	33

Notes to Financial Statements

PIMCO Strategic Income Fund, Inc.

July 31, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Investment Manager or otherwise cover its obligations under sale-buyback transactions.

(m) Securities Traded on To-Be-Announced Basis

The Fund may from time to time purchase securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

(n) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may make it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

(o) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association

34	Semi-Annual Report	| July 31, 2014

Notes to Financial Statements

PIMCO Strategic Income Fund, Inc.

July 31, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(p) Warrants

The Fund may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(q) Short Sales

Short sale transactions involve the Fund selling securities it does not own in anticipation of a decline in the market price of the securities. The Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(r) Restricted Securities

The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

July 31, 2014	| Semi-Annual Report	35

Notes to Financial Statements

PIMCO Strategic Income Fund, Inc.

July 31, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(s) Interest Expense

Interest expense primarily relates to the Fund’s participation in reverse repurchase agreement transactions. Interest expense is recorded as it is incurred.

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks

36	Semi-Annual Report	| July 31, 2014

Notes to Financial Statements

PIMCO Strategic Income Fund, Inc.

July 31, 2014 (unaudited)

2. Principal Risks (continued)

associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

The Fund is exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Fund directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The Fund is subject to elements of risk not typically associated with investments in the U.S.,

due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets

July 31, 2014	| Semi-Annual Report	37

Notes to Financial Statements

PIMCO Strategic Income Fund, Inc.

July 31, 2014 (unaudited)

2. Principal Risks (continued)

recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund is exposed to risks associated with leverage. Leverage may cause the value of the Fund’s stock to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund may engage in transactions or purchase instruments that give rise to forms of leverage. Obligations to settle reverse repurchase agreements may be detrimental to the Fund’s performance. In addition, to the extent the Fund employs leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Fund’s investment returns, resulting in greater losses.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Fund.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Fund’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Fund had credit default swap agreements and securities transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The balance shown under payable to broker on the Statement of Assets and Liabilities represents the amount due to Lehman Brothers, Inc.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair

38	Semi-Annual Report	| July 31, 2014

Notes to Financial Statements

PIMCO Strategic Income Fund, Inc.

July 31, 2014 (unaudited)

3. Financial Derivative Instruments (continued)

value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Fund at times uses derivatives for hedging purposes, the Fund reflects derivatives at fair value and recognizes changes in fair value through the Fund’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Futures Contracts

The Fund uses futures contracts to manage its exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

(b) Swap Agreements

Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market or event-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Fund may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to, among other things, manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period, if any, are reflected as such on the Fund’s Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Fund’s Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Fund’s

July 31, 2014	| Semi-Annual Report	39

Notes to Financial Statements

PIMCO Strategic Income Fund, Inc.

July 31, 2014 (unaudited)

3. Financial Derivative Instruments (continued)

Statement of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Fund’s Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps on the Fund’s Statement of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Fund’s Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements – Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As a seller, the Fund would effectively add leverage to its investment portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of

40	Semi-Annual Report	| July 31, 2014

Notes to Financial Statements

PIMCO Strategic Income Fund, Inc.

July 31, 2014 (unaudited)

3. Financial Derivative Instruments (continued)

protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund uses credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount of the swap agreement will be adjusted by corresponding amounts. The Fund uses credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index.

A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Fund bears exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund uses credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments, serve as an indicator of the current status of the payment/performance risk, and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include

July 31, 2014	| Semi-Annual Report	41

Notes to Financial Statements

PIMCO Strategic Income Fund, Inc.

July 31, 2014 (unaudited)

3. Financial Derivative Instruments (continued)

upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of July 31, 2014 for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements – Interest rate swap agreements involve the exchange by the Fund with a counterparty of its respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

(c) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund enters into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Fund also enters into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated

42	Semi-Annual Report	| July 31, 2014

Notes to Financial Statements

PIMCO Strategic Income Fund, Inc.

July 31, 2014 (unaudited)

3. Financial Derivative Instruments (continued)

movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Fund’s Statement of Assets and Liabilities.

4. Investment Manager/Sub-Adviser

During the reporting period, the Fund had an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board, the Investment Manager was responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager received an annual fee, payable monthly, at an annual rate of 0.85% of the Fund’s average daily net assets.

The Investment Manager retained the Sub-Adviser to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser was responsible for making all of the Fund’s investment decisions. The Investment Manager, not the Fund, paid a portion of the fees it received as Investment Manager to the Sub-Adviser in return for its services.

Effective at the close of business on September 5, 2014, the Fund entered into an Investment Management Agreement with PIMCO, and the existing Agreement between AGIFM and the Fund, and the Sub-Advisory Agreement between AGIFM and PIMCO with respect to the Fund, were terminated. Subject to the supervision of the Fund’s Board of Directors, PIMCO is responsible for providing to the Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board of Directors, PIMCO, at its expense, will provide or cause to be furnished most other supervisory and administrative services the Fund requires, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, New York Stock Exchange listing and related fees, tax services, valuation services and other services the Fund requires for its daily operations. Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at an annual rate of 0.955% of the Fund’s daily net assets (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).

5. Investments in Securities

For the six months ended July 31, 2014, purchases and sales of investments, other than short-term securities and U.S. government obligations, were $47,316,732 and $49,252,439, respectively. Purchases and sales in U.S. government obligations were $141,261,047 and $210,111,416, respectively.

6. Income Tax Information

At July 31, 2014, the cost basis of portfolio securities for federal income tax purposes was $834,639,294. Gross unrealized appreciation was $60,494,350; gross unrealized depreciation was $4,375,517; and net unrealized appreciation was $56,118,833. The difference between book and tax cost was attributable to sale-buyback adjustments, differing treatment of bond amortization/accretion and wash sale loss deferrals.

7. Subsequent Events

In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or

July 31, 2014	| Semi-Annual Report	43

Notes to Financial Statements

PIMCO Strategic Income Fund, Inc.

July 31, 2014 (unaudited)

7. Subsequent Events (continued)

disclosure through the date the financial statements were issued.

On August 1, 2014, a dividend of $0.08 per share was declared to common stockholders payable September 2, 2014 to stockholders of record on August 11, 2014.

On September 2, 2014, a dividend of $0.08 per share was declared to common stockholders payable October 1, 2014 to stockholders of record on September 12, 2014.

Effective at the close of business on September 5, 2014, the Fund entered into a new investment management agreement with PIMCO, pursuant to which PIMCO replaced AGIFM as the investment manager to the Fund. See Note 1, Organization and Significant Accounting Policies and Note 4, Investment Manager/Sub-Adviser for additional information.

There were no other subsequent events identified that require recognition or disclosure.

44	Semi-Annual Report	| July 31, 2014

Financial Highlights

PIMCO Strategic Income Fund, Inc.

For a share of common stock outstanding throughout each period:

	Six Months ended July 31, 2014 (unaudited)		Year ended January 31,
			2014	2013	2012	2011	2010
Net asset value, beginning of period	$9.24		$9.66	$8.91	$9.97	$9.08	$7.46
Investment Operations:
Net investment income	0.44		0.99	1.05	1.36	1.27	1.13
Net realized and change in unrealized gain (loss)	(0.07)		(0.30)	0.95	(1.03)	1.04	1.83
Total from investment operations	0.37		0.69	2.00	0.33	2.31	2.96
Dividends to Stockholders from Net Investment Income	(0.48)		(1.11)	(1.25)	(1.39)	(1.42)	(1.34)
Net asset value, end of period	$9.13		$9.24	$9.66	$8.91	$9.97	$9.08
Market price, end of period	$10.20		$10.12	$11.84	$11.80	$10.44	$10.73
Total Investment Return (1)	5.74%		(4.58)%	12.21%	28.34%	11.82%	29.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$376,757		$379,762	$392,317	$357,712	$394,695	$354,117
Ratio of expenses to average net assets, including interest expense (2)	1.19	%(3)	1.39%	1.55%	1.48%	1.43%	1.63%
Ratio of expenses to average net assets, excluding interest expense	0.99	%(3)	1.00%	1.00%	1.01%	1.04%	1.05%
Ratio of net investment income to average net assets	9.77	%(3)	10.48%	11.14%	14.27%	12.98%	13.84%
Portfolio turnover rate	20%		208%	293%	147%	168%	241%

(1)	Total investment return is calculated assuming a purchase of a share of common stock at the market price on the first day and a sale of a share of common stock at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund stock. Total investment return for a period of less than one year is not annualized.
(2)	Interest expense primarily relates to participation in reverse repurchase agreement transactions.
(3)	Annualized.

See accompanying Notes to Financial Statements	| July 31, 2014 |	Semi-Annual Report	45

Stockholder Meeting Results/Changes to Board of Directors/Proxy Voting Policies & Procedures (unaudited)

PIMCO Strategic Income Fund, Inc.

Stockholder Meeting Results:

The Fund held a special meeting of stockholders on June 9, 2014 to vote on the approval of the new investment management agreement between the Fund and PIMCO, as discussed in Note 4 to the Notes to Financial Statements. The special meeting was convened as scheduled on June 9, 2014. However, because a quorum was not present at the time of the special meeting, the stockholders of the Fund present voted to adjourn the special meeting to July 10, 2014 to permit further solicitation of proxies. On July 10, 2014 special meeting of stockholders was reconvened, and common stockholders of the Fund voted as indicated below:

	For	Against	Abstain
Approval of an Investment Management Agreement between the Fund and Pacific Investment Management Company LLC	18,125,734	497,035	3,209,807

The Fund held its annual meeting of stockholders on July 17, 2014. Common stockholders voted as indicated below:

	Affirmative	Withheld Authority
Re-election of Hans W. Kertess — Class II to serve until the annual meeting for the 2017-2018 fiscal year	34,782,175	1,254,063

Re-election of John C. Maney† — Class II to serve until the annual meeting for the 2017-2018 fiscal year	34,863,659	1,160,039

Re-election of Bradford K. Gallager — Class II to serve until the annual meeting for the 2017-2018 fiscal year	34,836,336	1,199,902

The other members of the Board of Directors at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. James A. Jacobson, William B. Ogden, IV and Alan Rappaport continued to serve as Directors of the Fund.

†	Interested Director

Changes to Board of Directors:

Craig A. Dawson’s appointment as Class III Director of the Fund became effective on September 5, 2014.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (844) 33PIMCO (844-337-4626); (ii) on the Fund’s website at pimco.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

46	Semi-Annual Report	| July 31, 2014

Changes to Fund Name, Investment Policies and Investment Objectives (unaudited)

PIMCO Strategic Income Fund, Inc.

Effective March 3, 2014, the Fund changed its name from “PIMCO Strategic Global Government Fund, Inc.” to “PIMCO Strategic Income Fund, Inc.” The New York Stock Exchange ticker symbol for the Fund’s common stock (RCS) remains the same. In connection with the name change, the Fund rescinded its non-fundamental investment policy to invest, under normal circumstances, at least 80% of its net assets and amounts borrowed for investment purposes in government securities. The Fund replaced this policy with a new non-fundamental policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in a combination of income-producing securities of non-corporate issuers, such as securities issued or guaranteed by the U.S. or foreign governments, mortgage-related and other asset-backed securities issued on a public or private basis, corporate debt obligations and other income-producing securities of varying maturities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers, and municipal securities.

Effective March 3, 2014, the Fund also rescinded (i) its non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets plus amounts borrowed for investment purposes in securities of issuers located in not fewer than three different countries, including the United States; (ii) its non-fundamental policy to seek to “maintain a minimum average dollar-weighted credit quality rating of securities in its portfolio of AA by S&P or Aa by Moody’s, or their equivalent”; and (iii) its secondary investment objective, which was to seek to maintain volatility in the net asset value of the common stock comparable to that of high-quality, intermediate-term U.S. debt securities.

To the extent the Fund increases its investments in non-government securities, including corporate and other income-

producing securities, and lower-rated debt obligations, the Fund will be exposed to the risks associated with such investments to a greater extent. Investments in non-government securities will generally be subject to greater credit risk, issuer risk and counterparty risk than investments in government securities. Investments in lower rated and unrated securities present a greater risk of loss to principal and interest than higher rated securities. Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

In addition, the Fund has adopted the following investment policy:

The Fund may invest up to 20% of its total assets in common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security.

The following risks are associated with the policy described above:

The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived

July 31, 2014	| Semi-Annual Report	47

Changes to Fund Name, Investment Policies and Investment Objectives (unaudited) (continued)

PIMCO Strategic Income Fund, Inc.

adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.

48	Semi-Annual Report	| July 31, 2014

Matters Relating to the Directors’ Consideration of the Investment Management and Portfolio Management Agreements (unaudited)

PIMCO Strategic Income Fund, Inc.

Consideration of the Proposed Investment Management Agreement

At a meeting of the Board of Directors of the Fund (the “Board” or the “Directors”) on December 10, 2013, the Board received a preliminary presentation from PIMCO regarding the proposed transition of the Fund’s investment management and administrative services from AGIFM to PIMCO and agreed that PIMCO should prepare materials regarding the proposed investment management agreement between PIMCO and the Fund (the “Proposed Agreement”) and related arrangements for formal consideration at the Board’s next regularly scheduled meeting. On February 4, 2014, the Board held a special in-person meeting with members of PIMCO’s senior management and other PIMCO personnel proposed to serve as officers of the Fund to discuss the proposed transition. On February 25, 2014, the non-interested Directors (the “Independent Directors”) met separately via conference call with their counsel to discuss materials provided by PIMCO regarding the Proposed Agreement and related arrangements, and representatives from PIMCO attended a portion of that meeting to respond to questions from the Independent Directors and to field requests for supplemental information regarding the proposed arrangements. The Board then held an in-person meeting with management on March 10-11, 2014 to consider approval of the Proposed Agreement and related arrangements (the meetings of the Board discussed herein collectively referred to as the “Meetings”). Following careful consideration of the matter as described in more detail herein, the Board of the Fund, including all of the Independent Directors, approved the Proposed Agreement for the Fund for an initial one-year term, subject to approval of the Proposed Agreement for the Fund by its stockholders. The information, material factors and conclusions that formed the basis for the Board’s approval for the Fund are described below. As noted, the Independent Directors were assisted in their evaluation of the Proposed Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the Meetings.

In connection with their deliberations regarding the approval of the Proposed Agreement, the Directors, including the Independent Directors, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Directors considered the nature, quality and extent of the various investment management, administrative and other services to be provided to the Fund by PIMCO under the Proposed Agreement.

In connection with the Meetings, the Directors received and relied upon materials provided by PIMCO (or AGIFM, as applicable) which included, among other items: (i) information provided by Lipper Inc. (“Lipper”), an independent third party, on the total return investment performance (based on net assets) of the Fund for various time periods, the investment performance of a group of funds with investment classifications/objectives comparable to those of the Fund identified by Lipper (the “Lipper performance universe”) and the performance of an applicable benchmark index, (ii) information provided by Lipper on the Fund’s management fees under the investment management agreement between the Fund and AGIFM (the “Current Agreement”) and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information provided by PIMCO on the Fund’s proposed management fee rate and total expense ratio under the Proposed Agreement in comparison to data provided by Lipper on the management fees and total expense ratios of comparable funds identified

July 31, 2014	| Semi-Annual Report	49

Matters Relating to the Directors’ Consideration of the Investment Management and Portfolio Management Agreements (unaudited) (continued)

PIMCO Strategic Income Fund, Inc.

by Lipper, (iv) information on the aggregate management fees and total expenses paid by the Fund under its Current Agreement during calendar year 2013 and the pro forma aggregate management fees and total expenses that would have been paid by the Fund under the Proposed Agreement during calendar year 2013, (v) information regarding the investment performance and fees for other funds and accounts managed by PIMCO with strategies that have similarities (but are not substantially similar) to those of the Fund, (vi) the estimated profitability to AGIFM as investment manager to the Fund for the one-year period ended December 31, 2012, and to PIMCO as sub-adviser to the Fund for the one-year periods ended December 31, 2012 and 2013, (vii) estimates of what the profitability to PIMCO would have been under the Proposed Agreement for the one-year period ended December 31, 2013 and what the profitability to PIMCO under the Proposed Agreement is estimated to be for the calendar years ending December 31, 2014, 2015 and 2016, (viii) information provided by PIMCO on the Fund’s risk-adjusted return, total return and yield over various time periods, (ix) descriptions of various functions and services to be performed or procured by PIMCO for the Fund under the Proposed Agreement, such as portfolio management, compliance monitoring, portfolio trading, custody, transfer agency, dividend disbursement, recordkeeping, tax, legal, audit, valuation and other administrative and stockholder services and (x) information regarding the overall organization of PIMCO, including information regarding senior management, portfolio managers and other personnel who will provide investment management, administrative and other services to the Fund under the Proposed Agreement.

The Directors’ conclusions as to the approval of the Proposed Agreement for the Fund were based on a comprehensive consideration of all information provided to the Directors and were not the result of any single factor. Some of the factors that figured particularly in the Directors’ deliberations are described below, although individual Directors may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Directors examined PIMCO’s ability to provide high-quality investment management and other services to the Fund. Among other information, the Directors considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Fund; the ability of PIMCO to attract and retain capable personnel; and the capability of the senior management and staff of PIMCO. In addition, the Directors reviewed the quality of PIMCO’s services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect PIMCO’s ability to provide high-quality services to the Fund in the future under the Proposed Agreement, including PIMCO’s financial condition and operational stability. The Directors took into account their familiarity and experience with PIMCO as the sub-adviser and portfolio manager for the Fund to date, and noted that the same investment professionals who are currently responsible for managing the Fund’s portfolio will continue to do so following the proposed transition. They further noted that the Fund will continue to have the same investment objective and policies following the proposed transition.

The Directors also considered the nature of certain supervisory and administrative services that PIMCO would be responsible for providing to the Fund under the Proposed Agreement. The Directors noted PIMCO’s belief that a number of operational and administrative efficiencies are expected to result from the arrangements under the Proposed Agreement.

50	Semi-Annual Report	| July 31, 2014

Matters Relating to the Directors’ Consideration of the Investment Management and Portfolio Management Agreements (unaudited) (continued)

PIMCO Strategic Income Fund, Inc.

The Directors considered PIMCO’s representation that it could offer the Fund an integrated set of high-quality investment management, administrative and distribution/aftermarket support services under a single platform, which PIMCO believes will allow for greater efficiencies and enhanced coordination among various investment management and administrative functions. The Directors also took into account that the fund administration group at PIMCO, then comprised of approximately 140 professionals worldwide, provided administrative services for approximately $860 billion in assets under management globally (as of October 31, 2013), including over 150 PIMCO open-end funds and ETFs which, like the Fund, are U.S. registered investment companies, and that PIMCO has substantial prior experience in the administration of U.S. registered closed-end funds, including the Fund prior to 2009. The Directors also considered PIMCO’s representation that the PIMCO fund administration group is well integrated with all critical functions related to the PIMCO funds business, including portfolio management, compliance, legal, accounting and tax, account management, marketing, shareholder communications/services and technology, and noted PIMCO’s belief that the Fund and its stockholders will benefit by having all such services provided “under one roof” by the highly experienced team at PIMCO. Moreover, the Directors noted that the proposed PIMCO-only management structure for the Fund aligns with the “two pillar” approach adopted by Allianz SE with respect to other PIMCO and Allianz Global Investors products globally, and considered PIMCO’s view that the change will facilitate clearer branding and marketing of the Fund and will help to avoid potential confusion among intermediaries, analysts and investors as to whether the Fund is a PIMCO and/or Allianz Global Investors product. Based on the foregoing, the Directors concluded that

PIMCO’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objective and policies, and that PIMCO would be able to provide high-quality supervisory and administrative services to the Fund and meet any reasonably foreseeable obligations under the Proposed Agreement.

In assessing the reasonableness of the Fund’s proposed unified management fee rate under the Proposed Agreement, the Directors considered, among other information, (i) the Fund’s current and proposed contractual management fee rate, (ii) the Fund’s total expense ratio under its Current Agreement and under the Proposed Agreement calculated on average net assets and on average managed assets, taking into account the effects of the Fund’s leverage outstanding for calendar year 2013, and (iii) the aggregate management fees and estimated total expenses paid by the Fund under its Current Agreement during calendar year 2013 and estimates of the pro forma aggregate management fees and total expenses that would have been paid by the Fund under the Proposed Agreement if it had been in place during calendar year 2013. In this regard, the Directors noted that, although the proposed management fee rate to be paid to PIMCO by the Fund under the Proposed Agreement is higher than the management fee rate imposed under the Current Agreement, the proposed unified fee arrangement under the Proposed Agreement covers the Fund’s portfolio management and administrative services covered under the Current Agreement and also requires PIMCO, at its expense, to procure most other supervisory and administrative services required by the Fund that are currently paid for or incurred by the Fund directly outside of the Current Agreement (such fees and expenses, “Operating Expenses”).

In addition, the Directors took into account PIMCO’s explanation that, in determining the

July 31, 2014	| Semi-Annual Report	51

Matters Relating to the Directors’ Consideration of the Investment Management and Portfolio Management Agreements (unaudited) (continued)

PIMCO Strategic Income Fund, Inc.

proposed unified management fee rate to be paid to PIMCO by the Fund under the Proposed Agreement, PIMCO reviewed the Fund’s total expenses, including its current contractual management fee and other expenses currently borne by the Fund outside of the Current Agreement, and the Fund’s leverage outstanding during calendar year 2013, and proposed a management fee rate that PIMCO estimated would result in the Fund’s total expenses paid by common stockholders being lower under the Proposed Agreement than under the Current Agreement (based on calendar year 2013 expenses). The Directors noted that PIMCO estimated that the proposed new arrangement would result in an overall savings to common stockholders of the Fund under ordinary circumstances. The Directors further considered PIMCO’s explanation that, in developing the proposed unified fee structure for the Fund, PIMCO, after discussions with the Board, determined a 20% reduction to the Fund’s actual Operating Expenses for calendar year 2013, converted that amount to basis points and rounded to the next lowest half or whole basis point in arriving at a proposed unified fee rate for the Fund. The Board considered PIMCO’s statement that the proposed unified fee rate is designed to allow the Fund and its common stockholders to share up front in operational efficiencies PIMCO will attempt to realize with respect to the Fund’s Operating Expenses as a result of the proposed transition.

The Directors also took into account other expected benefits to stockholders of the proposed unified fee structure under the Proposed Agreement. In this regard, the Directors noted PIMCO’s view that the proposed new unified fee structure would be beneficial for common stockholders because it provides a management fee (including Operating Expenses) structure that is essentially fixed as a percentage of managed assets, making it more predictable under ordinary circumstances in comparison to the current fee and expense structure, under which the Fund’s Operating Expenses (including certain third-party fees and expenses) not covered by the Current Agreement can vary over time. The Directors also considered that the proposed unified fee structure generally insulates the Fund and common stockholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Fund, would bear the risk of such increases (though the Directors also noted that PIMCO would benefit from any reductions in such expenses).

The Directors were advised that PIMCO does not manage any funds or accounts, including institutional or separate accounts, with investment strategies or return profiles similar to those of the Fund. However, the Directors considered the management fees charged by PIMCO to other funds with strategies that have similarities (but are not substantially similar) to those of the Fund, including an open-end fund advised by PIMCO. The Directors noted that the management fee proposed to be paid by the Fund is generally higher than the fee paid by the open-end fund offered for comparison, but were advised by PIMCO that there are additional portfolio management challenges in managing closed-end funds such as the Fund, such as those associated with the use of leverage and attempting to meet a regular dividend. The Directors were advised that PIMCO does not manage any institutional or separate accounts which have an investment strategy or return profile bearing any reasonable similarity to those of the Fund.

The Directors also took into account that the Fund uses forms of leverage other than preferred shares, but that the use of such leverage by the Fund does not increase the management fees payable by the Fund (because the Fund’s fees are calculated, and under the Proposed Agreement would continue to be calculated, based on the Fund’s net assets,

52	Semi-Annual Report	| July 31, 2014

Matters Relating to the Directors’ Consideration of the Investment Management and Portfolio Management Agreements (unaudited) (continued)

PIMCO Strategic Income Fund, Inc.

including any preferred shares outstanding (though, as the Directors noted, the Fund does not have any preferred shares outstanding)).

The Directors reviewed, among other information, comparative information showing the proposed unified fee rate of the Fund under the Proposed Agreement, calculated both on average net assets and on average managed assets, against its Lipper expense group and the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets and average managed assets under the Proposed Agreement against its Lipper expense group. It was noted that the total expense ratio comparisons reflect the effect of expense waivers/reimbursements (although none were proposed for the Fund). The Directors noted that only leveraged closed-end funds were considered for inclusion in the Lipper expense groups presented for comparison with the Fund.

The Directors noted that the proposed unified fee rate for the Fund was below the median management fee of other funds in its expense group provided by Lipper calculated on average net assets but above the median management fee of the other funds in its expense group provided by Lipper calculated on average managed assets (though the Directors noted that, unlike the funds offered for comparison, the Fund does not pay fees on assets attributable to the types of leverage that the Fund currently employs). However, in this regard, the Directors took into account that the Fund’s proposed unified management fee rate covers substantially all of the Fund’s Operating Expenses and therefore would tend to be higher than the management fee rates of other funds in the expense groups provided by Lipper, which generally do not have a unified fee structure and bear Operating Expenses separately in addition to the management fee. The Directors determined that a review of each Fund’s total expense ratio with the total expense ratios of peer funds would generally provide more meaningful comparisons than considering contractual management fee rates in isolation.

The Directors also reviewed, among other information, comparative information showing the total return performance of common stock of the Fund (based on net asset value) against its Lipper performance universe for the one-year, three-year, five-year and ten-year periods ended December 31, 2013. The following summarizes comparative performance and fee and expense information considered for the Fund. The comparative performance information was prepared and provided by Lipper and was not independently verified by the Directors. Due to the passage of time, these performance results may differ from the performance results for more recent periods.

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Directors noted that the Fund had first quintile performance for the one-year, three-year and five-year periods and ranked first out of three funds for the ten-year period ended December 31, 2013.

In addition to their review of Fund performance based on net asset value, the Directors also considered the market value performance of the Fund’s common stock and related share price premium and/or discount information based on the materials provided by Lipper and PIMCO.

The comparative expense information reviewed by the Directors was based on information provided by PIMCO with respect to the Fund and information provided by Lipper with respect to the other funds in the expense group. The total expense ratio information for the Fund discussed below was estimated by PIMCO assuming that the Proposed Agreement

July 31, 2014	| Semi-Annual Report	53

Matters Relating to the Directors’ Consideration of the Investment Management and Portfolio Management Agreements (unaudited) (continued)

PIMCO Strategic Income Fund, Inc.

had been in effect for the 2013 calendar year, taking into account the effects of the Fund’s leverage outstanding for calendar year 2013. The fee and expense information was prepared and provided by Lipper or PIMCO (as noted above) and was not independently verified by the Directors.

The Directors noted that the expense group for the Fund provided by Lipper consisted of a total of five closed-end funds, including the Fund. The Directors also noted that the average net assets of the common stock of the funds in the group ranged $122.4 million to $379.8 million, and that no funds in the group were larger in asset size than the Fund. With respect to the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets, the Directors noted that the Fund’s estimated total expense ratio was below the median total expense ratio of the group of funds presented for comparison.

The Directors also considered profitability analyses provided by PIMCO, which included the estimated profitability to AGIFM as investment manager to the Fund for the one-year period ended December 31, 2012 (such estimate having been prepared by AGIFM); estimated profitability to PIMCO as sub-adviser to the Fund for the one-year periods ended December 31, 2012 and 2013; pro forma estimated profitability to PIMCO for the one-year period ended December 31, 2013 assuming the Proposed Agreement had been in effect; and pro forma estimated profitability to PIMCO under the Proposed Agreement for the calendar years ending December 31, 2014, 2015 and 2016. PIMCO provided profitability estimates under the Proposed Agreement reflecting a range of assumptions as to the allocation of internal expenses to its management of the Fund versus other types of products and services. Based on the profitability analyses provided by PIMCO, the Directors determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

The Directors also took into account that, as a closed-end fund, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) principally through the investment performance of the Fund. Therefore, the Directors did not consider potential economies of scale as a principal factor in assessing the fee rate payable by the Fund under the Proposed Agreement, although they did take into account that the proposed unified fee rate reflects estimated reductions in Operating Expenses designed to allow the Fund to share up front in operational efficiencies PIMCO will attempt to realize as a result of the proposed transition.

Additionally, the Directors considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Fund and research, statistical and quotation services PIMCO may receive from broker-dealers executing the Fund’s portfolio transactions on an agency basis.

After reviewing these and other factors described herein, the Directors concluded, within the context of their overall conclusions regarding the Proposed Agreement and based upon the information provided and related representations made by PIMCO, that they were satisfied with PIMCO’s responses and efforts relating to the investment management and performance of the Fund. They also concluded that they were satisfied with PIMCO’s information and responses as to its resources and capabilities to serve as investment manager and administrator of the Fund under the Proposed Agreement following the transition. The Directors also concluded that the fees payable by the Fund under the Proposed Agreement represent reasonable compensation in light of the nature, extent and

54	Semi-Annual Report	| July 31, 2014

Matters Relating to the Directors’ Consideration of the Investment Management and Portfolio Management Agreements (unaudited) (continued)

PIMCO Strategic Income Fund, Inc.

quality of services to be provided or procured by PIMCO under the Proposed Agreement. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Directors, including the Independent Directors, unanimously concluded that the approval of the Proposed Agreement was in the interests of the Fund and its stockholders, and determined to recommend the same for approval by stockholders.

Consideration of the Continuation of the Current Investment Management and Portfolio Management Agreements

The Investment Company Act of 1940, as amended, requires that both the full Board of Directors and a majority of the Independent Directors, voting separately, approve the Fund’s Investment Management Agreement with the Investment Manager (the “Advisory Agreement”) and Portfolio Management Agreement between the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreement,” and, together with the Advisory Agreement, the “Current Agreements”). As discussed under “Consideration of the Proposed Investment Management Agreement” above, the Directors approved the Proposed Agreement between the Fund and PIMCO on March 10-11, 2014, which, as it was subsequently approved by stockholders of the Fund, will become effective for the Fund at a date and time mutually agreeable to the Fund, PIMCO and AGIFM in order to effect an efficient transition for the Fund and its stockholders. When the Proposed Agreement takes effect, PIMCO will replace AGIFM as the investment manager of the Fund and PIMCO will no longer serve as the Fund’s sub-adviser, and the Current Agreements will terminate. However, the current terms of the Current Agreements terminate before the Proposed Agreement is expected to take effect, and, therefore, the Directors were also asked to approve the continuance of the Current Agreements for an additional term (which will expire upon the effectiveness of the Proposed Agreement, which has since been approved by stockholders). Accordingly, the Directors met in person on June 23-24, 2014 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The Independent Directors were assisted in their evaluation of the Current Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meetings.

In connection with their deliberations regarding the continuation of the Current Agreements, the Directors, including the Independent Directors, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Directors considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meeting, the Directors relied upon materials provided by the Investment Manager and the Sub-Adviser for the contract review meeting or for prior meetings which included, among other items: (i) information provided by Lipper Inc. (“Lipper”), an independent third party, on the total return investment performance (based on net assets) of the Fund for various time periods, the investment performance of a group of funds with investment classifications/objectives comparable to those of the Fund identified by Lipper (the “Lipper performance universe”) and the performance of an applicable benchmark index, (ii) information provided by Lipper on the Fund’s management fees and other expenses and the management

July 31, 2014	| Semi-Annual Report	55

Matters Relating to the Directors’ Consideration of the Investment Management and Portfolio Management Agreements (unaudited) (continued)

PIMCO Strategic Income Fund, Inc.

fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and fees for other funds and accounts managed by the Sub-Adviser with strategies that have similarities (but are not substantially similar) to those of the Fund, (iv) the estimated profitability to the Investment Manager from its relationship with the Fund for the one-year period ended December 31, 2013, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Directors’ conclusions as to the continuation of the Current Agreements were based on a comprehensive consideration of all information provided to the Directors and were not the result of any single factor. Some of the factors that figured particularly in the Directors’ deliberations are described below, although individual Directors may have evaluated the information presented differently from one another, attributing different weights to various factors.

In addition, it was noted that the Directors considered matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.

As part of their review, the Directors examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high-quality investment management and other services to the Fund. Among other information, the Directors considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; and the capability of the senior management and staff of the Investment Manager and the Sub-Adviser. In addition, the Directors reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high-quality services to the Fund in the future under the Current Agreements, including each organization’s respective financial condition and operational stability. Based on the foregoing, the Directors concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objective and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Current Agreements.

In assessing the reasonableness of the Fund’s fees under the Current Agreements, the Directors considered, among other information, the Fund’s management fee and its total expense ratio as a percentage of average net assets attributable to common stock and as a percentage of total managed assets (including assets attributable to common stock and leverage outstanding combined), and the management fee and total expense ratios of a peer expense group of funds based on information provided by Lipper. The Directors also took into account that the Fund uses forms of leverage other than preferred shares, but that the use of such leverage by the Fund does

56	Semi-Annual Report	| July 31, 2014

Matters Relating to the Directors’ Consideration of the Investment Management and Portfolio Management Agreements (unaudited) (continued)

PIMCO Strategic Income Fund, Inc.

not increase the management fees payable by the Fund (because the Fund’s fees are calculated under the Current Agreements based on the Fund’s net assets, including any preferred shares outstanding (though, as the Directors noted, the Fund does not have any preferred shares outstanding)). The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and were not independently verified by the Directors.

The Directors specifically took note of how the Fund compared to its Lipper peers as to performance, management fee expense and total net expenses. The Directors noted that while the Fund is not currently charged a separate administration fee (recognizing that its management fee includes a component for administrative services), it was not clear in all cases whether the peer funds in the Lipper category were separately charged such a fee by their investment managers, so that the total expense ratio (rather than any individual expense component) represented the most relevant comparison. It was noted that the total expense ratio comparisons reflect the effect of expense waivers/reimbursements (although none exist for the Fund).

The Directors noted that the expense group for the Fund provided by Lipper consisted of a total of five closed-end funds, including the Fund. The Directors noted that only leveraged closed-end funds were considered for inclusion in the group. The Directors also noted that the average net assets of the common stock of the ten funds in the expense group ranged from $122.4 million to $379.8 million, and that no funds in the group were larger in asset size than the Fund. The Directors noted that the Fund’s management fee was below the median management fee of the other funds in its expense group provided by Lipper calculated on common share assets and was above the median management fee of other funds in its expense group calculated on common share and leveraged assets combined (though the Directors noted that, unlike the funds offered for comparison, the Fund does not pay fees on assets attributable to the types of leverage that the Fund currently employs). With respect to the Fund’s total expense ratio (excluding interest expense) calculated on average net assets, the Directors noted that the Fund’s estimated total expense ratio was below the median total expense ratio of the group of funds presented for comparison.

Fund-specific performance results for the one-year, three-year, five-year and ten-year periods ended December 31, 2013 reviewed by the Directors are discussed under “Consideration of the Proposed Investment Management Agreement” above.

In addition to their review of Fund performance based on net asset value, the Directors also considered the market value performance of the Fund’s common stock and related share price premium and/or discount information based on the materials provided by Lipper and management.

The Directors were advised that PIMCO does not manage any funds or accounts, including institutional or separate accounts, with investment strategies or return profiles similar to those of the Fund. However, the Directors considered the management fees charged by PIMCO to other funds with strategies that have similarities (but are not substantially similar) to those of the Fund, including an open-end fund advised by PIMCO. The Directors noted that the management fee proposed to be paid by the Fund is generally higher than the fee paid by the open-end fund offered for comparison, but were advised by PIMCO that there are additional portfolio management challenges in managing closed-end funds such as the Fund, such as those associated with the use of leverage and attempting to meet a regular dividend. The

July 31, 2014	| Semi-Annual Report	57

Matters Relating to the Directors’ Consideration of the Investment Management and Portfolio Management Agreements (unaudited) (continued)

PIMCO Strategic Income Fund, Inc.

Directors were advised that PIMCO does not manage any institutional or separate accounts which have an investment strategy or return profile bearing any reasonable similarity to those of the Fund.

Based on a profitability analysis provided by the Investment Manager, the Directors also considered the estimated profitability to the Investment Manager from its relationship with the Fund and determined that such profitability did not appear to be excessive.

The Directors also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) principally through the investment performance of the Fund. Therefore, the Directors did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Current Agreements.

Additionally, the Directors considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund and research, statistical and quotation services the Investment Manager and Sub-Adviser may receive from broker-dealers executing the Fund’s portfolio transactions on an agency basis.

After reviewing these and other factors described herein, the Directors concluded, within the context of their overall conclusions regarding the Current Agreements and based on the information provided and related representations made by management, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and efforts relating to the investment performance of the Fund. The Directors also concluded that the fees payable under each Current Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Manager or Sub-Adviser, as the case may be. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Directors, including the Independent Directors, unanimously concluded that the continuation of the Current Agreements was in the interests of the Fund and its stockholders, and should be approved.

58	Semi-Annual Report	| July 31, 2014

Directors

Hans W. Kertess

Chairman of the Board of Directors

Craig A. Dawson

Deborah A. DeCotis

Bradford K. Gallagher

James A. Jacobson

John C. Maney

William B. Ogden, IV

Alan Rappaport

Fund Officers*

Peter G. Strelow

President & Principal Executive Officer

William G. Galipeau

Treasurer, Principal Financial & Accounting Officer

Joshua D. Ratner

Vice President, Secretary & Chief Legal Officer

Eric D. Johnson

Vice President

Erik C. Brown

Vice President

Trent W. Walker

Assistant Treasurer

Stacie D. Anctil

Assistant Treasurer

Youse Guia

Chief Compliance Officer

Ryan G. Leshaw

Assistant Secretary

Investment Manager*

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

* Please note, at the close of business on September 5, 2014, Pacific Investment Management Company LLC (“PIMCO”), previously the sub-adviser, replaced Allianz Global Investors Fund Management LLC (“AGIFM”) as the investment manager and PIMCO personnel replaced AGIFM personnel as Fund officers.

This report, including the financial information herein, is transmitted to the stockholders of PIMCO Strategic Income Fund, Inc. for its information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at pimco.com/closedendfunds.

Information on the Fund is available at pimco.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (844) 33PIMCO (844-337-4626).

Receive this report electronically and eliminate paper mailings.

To enroll, go to pimco.com/edelivery.

AZ602SA_073114

AGI-2014-08-06-10324

ITEM 2.	CODE OF ETHICS

Not required in this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing

ITEM 6.	SCHEDULE OF INVESTMENTS

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

a)	The Principal Executive Officer and Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Trust is made known to them by appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

b)	There were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a) (1) Not required in this filing.

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO Strategic Income Fund, Inc.

By	/s/ Peter G. Strelow
Peter G. Strelow, President and Principal Executive Officer

Date: October 3, 2014

By	/s/ William G. Galipeau
William G. Galipeau, Treasurer, Principal Financial & Accounting Officer

Date: October 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Peter G. Strelow
Peter G. Strelow, President and Principal Executive Officer

Date: October 3, 2014

By	/s/ William G. Galipeau
William G. Galipeau, Treasurer, Principal Financial & Accounting Officer

Date: October 3, 2014